UNITED STATES
                    SECURITIES AND EXCHANGE COMMISSION
                          Washington, D.C. 20549

                               FORM N-CSRS

          CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
                           INVESTMENT COMPANIES


Investment Company Act file number 811-02857

Name of Fund:  BlackRock High Income Fund of BlackRock Bond Fund, Inc.

Fund Address:  P.O. Box 9011
               Princeton, NJ  08543-9011

Name and address of agent for service:  Robert C. Doll, Jr., Chief Executive
       Officer, BlackRock High Income Fund of BlackRock Bond Fund, Inc., 800 Scudders Mill Road, Plainsboro, NJ, 08536. Mailing address: P.O. Box 9011, Princeton, NJ, 08543-9011

Registrant's telephone number, including area code:  (609) 282-2800

Date of fiscal year end: 09/30/07

Date of reporting period: 10/01/06 - 03/31/07

Item 1 - Report to Stockholders


ALTERNATIVES   BLACKROCK SOLUTIONS   EQUITIES   FIXED INCOME   LIQUIDITY
REAL ESTATE


BlackRock High Income Fund
OF BLACKROCK BOND FUND, INC.


SEMI-ANNUAL REPORT
MARCH 31, 2007    (UNAUDITED)



(BLACKROCK logo)


NOT FDIC INSURED
MAY LOSE VALUE
NO BANK GUARANTEE



This report is transmitted to shareholders only. It is not authorized for use as an offer of sale or a solicitation of an offer to buy shares of the Fund unless accompanied or preceded by the Fund's current prospectus. Past performance results shown in this report should not be considered a representation of future performance. Investment returns and principal value of shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Statements and other information herein are as dated and are subject to change.


BlackRock Bond Fund, Inc.
P.O. Box 9011
Princeton, NJ 08543-9011


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BlackRock High Income Fund of
BlackRock Bond Fund, Inc.


Portfolio Information as of March 31, 2007


Quality Ratings by                             Percent of
S&P/Moody's                                Total Investments

BBB/Baa                                            2.6%
BB/Ba                                             19.3
B/B                                               54.0
CCC/Caa                                           13.4
NR (Not Rated)                                     3.1
Other*                                             7.6

 * Includes portfolio holdings in common stocks, preferred stocks, warrants, short-term investments and other interests.



                                               Percent of
Five Largest Industries                        Net Assets

Automotive                                         6.8%
Diversified Media                                  6.7
Cable--U.S.                                        6.4
Chemicals                                          5.8
Utility                                            5.4

   For Fund compliance purposes, the Fund's industry classifications refer to any one or more of the industry sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by Fund management. This definition may not apply for purposes of this report, which may combine industry sub-classifications for reporting ease.



Ten Largest                                    Percent of
Corporate Bond Holdings                        Net Assets

Freeport-McMoRan Copper & Gold, Inc.*              1.6%
Liberty Media Corp.                                1.4
Petroleum Export Ltd. II                           1.4
Petrobas International Finance Co.                 1.4
Freescale Semiconductor, Inc.*                     1.3
Reliant Energy, Inc.                               1.3
NewPage Corp.*                                     1.2
CCH I LLC                                          1.2
Paxson Commmunications Corp.                       1.2
The Goodyear Tire & Rubber Co.*                    1.1

 * Includes combined holdings.



BLACKROCK HIGH INCOME FUND OF BLACKROCK BOND FUND, INC.          MARCH 31, 2007



A Letter to Shareholders


Dear Shareholder


For most financial markets, 2007 opened just as 2006 ended - on a positive trajectory. At the end of February and into March, however, global equity markets registered their first significant decline since last summer. The market jitters were triggered by a significant setback in the Chinese market and were exacerbated by several concerns, notably a weakening economy, some disappointing corporate earnings announcements, escalating geopolitical concerns in the Middle East and increasing delinquencies in the subprime mortgage market. Despite the recent spate of volatility, underlying stock market fundamentals appear quite sound, supported by a generally favorable global economic backdrop, tame inflation, relatively low interest rates and attractive valuations.

Not unlike the equity market, the bond market also has seen volatility recently as observers have attempted to interpret mixed economic signals. A bond market rally late last year reversed itself early in 2007 as economic data strengthened. Prices improved (and yields fell) again in February as equities struggled, but retrenched slightly in March. Notably, the Treasury curve remained inverted for much of 2006 and into 2007. The 30-year Treasury yield stood at 4.84% at the end of March 2007, while the one-month Treasury offered the highest yield on the curve at 5.07%.

For its part, the Federal Reserve Board (the Fed) has left the target short-term interest rate on hold at 5.25% since first pausing in its interest rate-hiking campaign on August 8, 2006. Although the central bankers continue to express concern about potential inflationary pressures, they also have made reference to signs of economic weakness in their public statements. Most observers expect the Fed to keep interest rates on hold for now.

Notwithstanding some recent volatility, most major market indexes managed to post positive returns for the annual and semi-annual reporting periods ended March 31, 2007:


Total Returns as of March 31, 2007                                            6-month        12-month
U.S. equities (Standard & Poor's 500 Index)                                    + 7.38%        +11.83%
Small cap U.S. equities (Russell 2000 Index)                                   +11.02         + 5.91
International equities (MSCI Europe, Australasia, Far East Index)              +14.85         +20.20
Fixed income (Lehman Brothers Aggregate Bond Index)                            + 2.76         + 6.59
Tax-exempt fixed income (Lehman Brothers Municipal Bond Index)                 + 1.93         + 5.43
High yield bonds (Credit Suisse High Yield Index)                              + 7.59         +11.82


If recent market movements are any guide, 2007 could be a year of enhanced market volatility. As you navigate the uncertainties of the financial markets, we encourage you to review your investment goals with your financial professional and to make portfolio changes, as needed. For more reflection on the markets, please ask your financial professional for the latest issue of "What's Ahead in 2007: First Quarter Update," or view it online at www.blackrock.com/funds. We thank you for trusting BlackRock with your investment assets, and we look forward to continuing to serve you in the months and years ahead.


Sincerely,


(Robert C. Doll, Jr.)
Robert C. Doll, Jr.
Fund President and Director



BLACKROCK HIGH INCOME FUND OF BLACKROCK BOND FUND, INC.          MARCH 31, 2007



A Discussion With Your Fund's Portfolio Managers


The Fund outperformed its benchmark and its comparable Lipper category average for the period, benefiting primarily from its exposure to lower-quality credits in what was a strong market for non-investment grade assets.


How did the Fund perform during the period in light of the existing market conditions?

For the six-month period ended March 31, 2007, BlackRock High Income Fund's Institutional, Investor A, Investor B, Investor C and Investor C1 Shares had total returns of +7.79%, +7.66%, +7.38%, +7.46% and +7.35%, respectively.
(Fund results shown do not reflect sales charges and would be lower if sales charges were included. Complete performance information can be found on pages 6 and 7 of this report to shareholders.) The Fund outpaced the +7.02% return of its new benchmark, the Lehman Brothers U.S. Corporate High Yield 2% Issuer Cap Index. The Fund's former benchmark, the Credit Suisse High Yield Index, returned +7.59% for the period. We believe the new benchmark is a more comparable means for measuring Fund performance.

The Fund's results for the period also exceeded the +6.73% average return of the Lipper High Current Yield Funds category for the six-month period. (Funds in this Lipper category aim for high relative current yield from fixed income securities. There are no quality or maturity restrictions and the funds tend to invest in lower-grade debt issues.) The high yield asset class and the Fund significantly outperformed Treasury issues, which returned +1.90% for the six-month period as measured by 10-Year U.S. Treasury securities. Accordingly, the higher-quality sector of the high yield market, which is more closely correlated with Treasury issues, lagged during the period while lower-quality issues outperformed.

Despite some volatility late in the reporting period, the high yield bond market managed to post positive returns in each of the past six months. The market has been aided by the continuation of historically low default rates, relatively low new-issue supply and strong inflows into the asset class, all of which have helped to support the prices of high yield issues.

The Fund benefited from its overweight exposure to lower-tier credits, particularly B-rated and CCC-rated issues, as these segments of the high yield market generated the strongest returns. Conversely, an underweight exposure to BB-rated issues detracted from performance, as generally all segments of the non-investment grade market continued to post strong returns throughout the period.

In terms of sector attribution, we had positive results from overweight positions in the media (non-cable) and paper sectors. Conversely, our positions in the media (cable) and health care sectors detracted.


What changes were made to the portfolio during the period?

A new management team assumed responsibility for the day-to-day management of the Fund's portfolio at the start of the period and implemented its longstanding strategy of investing in higher-quality companies with good pricing power and strong fundamentals. Having said that, the management team did increase allocations to certain lower-quality credit tiers, establishing overweight positions in B-rated and CCC-rated credits in an effort to capitalize on positive returns being generated by these segments of the high yield market. The increased emphasis on lower-quality issues benefited performance during the semi-annual period.

From a sector perspective, exposure to gaming, manufacturing and services was reduced, as was the Fund's overweight position in chemicals. The Fund's position in automotives was increased slightly, reducing the underweighting in this sector. The Fund maintained its modest exposure to international credit markets via the use of foreign agency issues.


How would you characterize the Fund's position at the close of the period?

Volatility picked up at the end of the period, resulting in an investor flight to quality. However, fundamental and technical valuations remained favorable for the high yield market, with default rates below 1% and a new-issue calendar that was just beginning to satisfy the high yield investor.



BLACKROCK HIGH INCOME FUND OF BLACKROCK BOND FUND, INC.          MARCH 31, 2007



At March 31, 2007, the Fund had an average credit rating of B, consistent with the benchmark rating. The Fund ended the period overweight in the media (non-cable), retail, chemicals and metals sectors, and underweight in the wireline, non-captive diversified, electric and supermarkets sectors. We believe the Fund is well-positioned to take advantage of the opportunities in the high yield market. In our view, the biggest question mark for the economy and the high yield asset class in 2007 centers on the strength of the American consumer. Despite this uncertainty, investors continue to discount risk and seek yield. We believe the Fund's disciplined, but still flexible, approach should prove advantageous in this type of environment.


Scott Amero
Portfolio Manager


Jeffrey Gary
Portfolio Manager


James E. Keenan, CFA
Portfolio Manager


April 13, 2007


We are pleased to announce that James E. Keenan, CFA, together with Mr. Amero and Mr. Gary, is jointly responsible for the day-to-day management of the Fund's portfolio and the selection of its investments. Mr. Keenan, a Director with BlackRock, Inc., has been with the firm since 2004 as a Portfolio Manager on the High Yield team. Prior to joining BlackRock in 2004, he was a senior high yield trader at Columbia Management Group and began his investment career at UBS Global Asset Management, where he held roles as a trader, research analyst and portfolio analyst from June 1998 through July 2003.




BLACKROCK HIGH INCOME FUND OF BLACKROCK BOND FUND, INC.          MARCH 31, 2007



Performance Data


About Fund Performance


Effective October 2, 2006, the Fund's Class A, Class B, Class C and Class I Shares were redesignated Investor A, Investor B, Investor C1 and Institutional Shares, respectively. Also effective October 2, 2006, Investor C Shares commenced operations. As previously communicated to shareholders, new sales charge schedules came into effect at the same time for certain of these classes.

The Fund has multiple classes of shares:

* Institutional Shares are not subject to any sales charge. Institutional Shares bear no ongoing distribution or service fees and are available only to eligible investors.

* Investor A Shares incur a maximum initial sales charge (front-end load) of 4% and a service fee of 0.25% per year (but no distribution fee).

* Investor B Shares are subject to a maximum contingent deferred sales charge of 4%, declining to 0% after six years. In addition, Investor B Shares are subject to a distribution fee of 0.50% per year and a service fee of 0.25% per year. These shares automatically convert to Investor A Shares after approximately 10 years. (There is no initial sales charge for automatic share conversions.)

* Investor C Shares are subject to a distribution fee of 0.75% per year and a service fee of 0.25% per year. In addition, Investor C Shares are subject to a 1% contingent deferred sales charge if redeemed within one year of purchase. Prior to October 2, 2006, Investor C Share performance results are those of Institutional Shares (which have no distribution or service fees) restated to reflect Investor C Share fees.

* Investor C1 Shares are subject to a distribution fee of 0.55% per year and a service fee of 0.25% per year. In addition, Investor C1 Shares are subject to a 1% contingent deferred sales charge if redeemed within one year of purchase.

Performance information reflects past performance and does not guarantee future results. Current performance may be lower or higher than the performance data quoted. Refer to www.blackrock.com to obtain performance data current to the most recent month-end. Performance results do not reflect the deduction of taxes that a shareholder would pay on fund distributions, if any, or the redemption of fund shares. The Fund may charge a 2% redemption fee for sales or exchanges of shares within 30 days of purchase or exchange. Performance data does not reflect this potential fee. Figures shown in each of the following tables assume reinvestment of all dividends and capital gain distributions, if any, at net asset value on the payable date. Investment return and principal value of shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Dividends paid to each class of shares will vary because of the different levels of service, distribution and transfer agency fees applicable to each class, which are deducted from the income available to be paid to shareholders.



Recent Performance Results


                                                        6-Month           12-Month           10-Year        Standardized
As of March 31, 2007                                  Total Return      Total Return       Total Return     30-day Yield
Institutional Shares*                                     +7.79%           +11.96%           + 74.89%            7.03%
Investor A Shares*                                        +7.66            +11.47            + 70.63             6.52
Investor B Shares*                                        +7.38            +10.89            + 62.06             6.28
Investor C Shares*                                        +7.46            +11.06            + 58.62             5.94
Investor C1 Shares*                                       +7.35            +10.83            + 60.99             6.21
Credit Suisse High Yield Index**                          +7.59            +11.82            +101.31             --
Lehman Brothers U.S. Corporate High Yield 2%
  Issuer Cap Index***                                     +7.02            +10.97            + 93.15             --
Merrill Lynch High Yield Master Index**                   +6.95            +11.45            + 97.26             --
Ten-Year U.S. Treasury Securities                         +1.90            + 5.77            + 79.77             --

   * Investment results shown do not reflect sales charges; results shown would be lower if a sales charge was included. Cumulative total investment returns are based on changes in net asset values for the periods shown, and assume reinvestment of all dividends and capital gains distributions at net asset value on the payable date.

  ** These unmanaged market-weighted Indexes mirror the high-yield debt market of securities rated BBB or lower.

 *** This unmanaged Index is comprised of issues that meet the following criteria: at least
     $150 million par value outstanding; maximum credit rating of Ba1; at least one year to maturity; and no issuer represents more than 2% of the index. The Fund now uses this
     Index because it best reflects the Fund's investment strategies.



BLACKROCK HIGH INCOME FUND OF BLACKROCK BOND FUND, INC.          MARCH 31, 2007



Performance Data (concluded)


Total Return Based on a $10,000 Investment


A line graph illustrating the growth of a $10,000 investment in Institutional Shares*++, Investor A Shares*++, Investor B Shares*++, Investor C Shares*++, Investor C1 Shares*++ compared to a similar investment in Credit Suisse High Yield Index++++ and Lehman Brothers U.S. Corporate High Yield 2% Issuer Cap Index++++++. Values illustrated are as follows:


Institutional Shares*++

Date                                      Value

March 1997                              $10,000.00
March 1998                              $11,468.00
March 1999                              $11,043.00
March 2000                              $11,297.00
March 2001                              $10,706.00
March 2002                              $10,425.00
March 2003                              $10,760.00
March 2004                              $13,464.00
March 2005                              $14,438.00
March 2006                              $15,622.00
March 2007                              $17,489.00


Investor A Shares*++

Date                                      Value

March 1997                              $ 9,600.00
March 1998                              $10,996.00
March 1999                              $10,549.00
March 2000                              $10,766.00
March 2001                              $10,195.00
March 2002                              $ 9,884.00
March 2003                              $10,176.00
March 2004                              $12,705.00
March 2005                              $13,590.00
March 2006                              $14,696.00
March 2007                              $16,380.00


Investor B Shares*++

Date                                      Value

March 1997                              $10,000.00
March 1998                              $11,382.00
March 1999                              $10,877.00
March 2000                              $11,043.00
March 2001                              $10,386.00
March 2002                              $10,035.00
March 2003                              $10,278.00
March 2004                              $12,766.00
March 2005                              $13,585.00
March 2006                              $14,615.00
March 2007                              $16,206.00


Investor C Shares*++

Date                                      Value

March 1997                              $10,000.00
March 1998                              $11,355.00
March 1999                              $10,825.00
March 2000                              $10,965.00
March 2001                              $10,288.00
March 2002                              $ 9,918.00
March 2003                              $10,136.00
March 2004                              $12,558.00
March 2005                              $13,333.00
March 2006                              $14,283.00
March 2007                              $15,862.00


Investor C1 Shares*++

Date                                      Value

March 1997                              $10,000.00
March 1998                              $11,376.00
March 1999                              $10,867.00
March 2000                              $11,012.00
March 2001                              $10,370.00
March 2002                              $ 9,996.00
March 2003                              $10,233.00
March 2004                              $12,704.00
March 2005                              $13,512.00
March 2006                              $14,527.00
March 2007                              $16,099.00


Credit Suisse High Yield Index++++

Date                                      Value

March 1997                              $10,000.00
March 1998                              $11,433.00
March 1999                              $11,331.00
March 2000                              $11,382.00
March 2001                              $11,469.00
March 2002                              $11,854.00
March 2003                              $12,745.00
March 2004                              $15,659.00
March 2005                              $16,886.00
March 2006                              $18,003.00
March 2007                              $20,131.00


Lehman Brothers U.S. Corporate High Yield 2% Issuer Cap Index++++++

Date                                      Value

March 1997                              $10,000.00
March 1998                              $11,534.00
March 1999                              $11,577.00
March 2000                              $11,366.00
March 2001                              $11,675.00
March 2002                              $11,763.00
March 2003                              $12,401.00
March 2004                              $15,208.00
March 2005                              $16,245.00
March 2006                              $17,406.00
March 2007                              $19,315.00


     * Assuming maximum sales charge, if any, transaction costs and other operating expenses, including advisory fees.

    ++ The Fund invests principally in fixed income securities which are rated in the lower rating categories of the established rating services, or in unrated securities of comparable quality.

  ++++ This unmanaged market-weighted Index, which mirrors the high-yield debt market, is comprised of 423 securities rated BBB or below.

++++++ This unmanaged Index is comprised of issues that meet the following criteria: at least $150 million par value outstanding; maximum credit rating of Ba1; at least one year to maturity; and no issuer represents more than 2% of the index. The Fund now uses this Index because it best reflects the Fund's investment strategies.

       Past performance is not indicative of future results.




Average Annual Total Return



                                                          Return
Institutional Shares

One Year Ended 3/31/07                                    +11.96%
Five Years Ended 3/31/07                                  +10.90
Ten Years Ended 3/31/07                                   + 5.75



                                      Return Without   Return With
                                       Sales Charge   Sales Charge*
Investor A Shares

One Year Ended 3/31/07                    +11.47%         + 7.01%
Five Years Ended 3/31/07                  +10.63          + 9.73
Ten Years Ended 3/31/07                   + 5.49          + 5.06



                                          Return          Return
                                       Without CDSC  With CDSC++++++
Investor B Shares++

One Year Ended 3/31/07                    +10.89%         + 6.89%
Five Years Ended 3/31/07                  +10.06          + 9.79
Ten Years Ended 3/31/07                   + 4.95          + 4.95



                                          Return          Return
                                       Without CDSC  With CDSC++++++
Investor C Shares++++

One Year Ended 3/31/07                    +11.06%         +10.06%
Five Years Ended 3/31/07                  + 9.85          + 9.85
Ten Years Ended 3/31/07                   + 4.72          + 4.72



                                          Return          Return
                                       Without CDSC  With CDSC++++++
Investor C1 Shares++++

One Year Ended 3/31/07                    +10.83%         + 9.83%
Five Years Ended 3/31/07                  +10.00          +10.00
Ten Years Ended 3/31/07                   + 4.88          + 4.88


      * Assuming maximum sales charge of 4%.

     ++ Maximum contingent deferred sales charge is 4% and is reduced to 0% after six years.

   ++++ Maximum contingent deferred sales charge is 1% and is reduced to 0% after one year.

 ++++++ Assuming payment of applicable contingent deferred sales charge.



BLACKROCK HIGH INCOME FUND OF BLACKROCK BOND FUND, INC.          MARCH 31, 2007



Disclosure of Expenses


Shareholders of this Fund may incur the following charges: (a) expenses related to transactions, including sales charges, redemption fees and exchange fees; and (b) operating expenses including advisory fees, distribution fees including 12b-1 fees, and other Fund expenses. The following example (which is based on a hypothetical investment of $1,000 invested on October 1, 2006 and held through March 31, 2007) is intended to assist shareholders both in calculating expenses based on an investment in the Fund and in comparing these expenses with similar costs of investing in other mutual funds.

The first table below provides information about actual account values and actual expenses. In order to estimate the expenses a shareholder paid during the period covered by this report, shareholders can divide their account value by $1,000 and then multiply the result by the number in the first line under the heading entitled "Expenses Paid During the Period."

The second table below provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses. In order to assist shareholders in comparing the ongoing expenses of investing in this Fund and other funds, compare the 5% hypothetical example with the 5% hypothetical examples that appear in other funds' shareholder reports.

The expenses shown in the table are intended to highlight shareholders' ongoing costs only and do not reflect any transactional expenses, such as sales charges, redemption fees or exchange fees. Therefore, the second table is useful in comparing ongoing expenses only, and will not help shareholders determine the relative total expenses of owning different funds. If these transactional expenses were included, shareholder expenses would have been higher.




                                                                           Expenses Paid
                                                       Beginning               Ending           During the Period*
                                                     Account Value         Account Value         October 1, 2006
                                                       October 1,            March 31,             to March 31,
                                                          2006                  2007                   2007
Actual

Institutional                                            $1,000              $1,077.90                $3.32
Investor A                                               $1,000              $1,076.60                $4.61
Investor B                                               $1,000              $1,073.80                $7.24
Investor C                                               $1,000              $1,074.60                $8.69
Investor C1                                              $1,000              $1,073.50                $7.55

Hypothetical (5% annual return before expenses)**

Institutional                                            $1,000              $1,021.71                $3.23
Investor A                                               $1,000              $1,020.46                $4.48
Investor B                                               $1,000              $1,017.92                $7.04
Investor C                                               $1,000              $1,016.52                $8.45
Investor C1                                              $1,000              $1,017.62                $7.34

 * For each class of the Fund, expenses are equal to the annualized expense ratio for the class
   (0.64% for Institutional, 0.89% for Investor A, 1.40% for Investor B, 1.68% for Investor C and
   1.46% for Investor C1), multiplied by the average account value over the period, multiplied by 182/365 (to reflect the one-half year period shown).

** Hypothetical 5% annual return before expenses is calculated by pro-rating the number of days in the most recent fiscal half year divided by 365.



BLACKROCK HIGH INCOME FUND OF BLACKROCK BOND FUND, INC.          MARCH 31, 2007



Schedule of Investments as of March 31, 2007 (Unaudited)      (in U.S. dollars)


           Face
         Amount   Corporate Bonds                                         Value

Aerospace & Defense--0.6%

USD     875,000   DRS Technologies, Inc., 6.625% due 2/01/2016   $      883,750
      3,005,000   L-3 Communications Corp., 5.875%
                    due 1/15/2015                                     2,918,606
      3,000,000   Standard Aero Holdings, Inc., 8.25%
                    due 9/01/2014                                     3,217,500
      1,550,000   TransDigm, Inc., 7.75% due 7/15/2014 (e)            1,600,375
                                                                 --------------
                                                                      8,620,231

Airlines--0.0%

        299,608   Continental Airlines, Inc. Series 1998-1-C,
                    6.541% due 9/15/2009 (d)                            299,608

Automotive--6.8%

                  American Tire Distributors, Inc.:
     15,475,000       11.599% due 4/01/2012 (a)                      15,475,000
      1,350,000       10.75% due 4/01/2013                            1,350,000
                  ArvinMeritor, Inc.:
      4,050,000       8.125% due 9/15/2015                            4,019,625
      1,500,000       4% due 2/15/2027 (c)(e)                         1,441,875
                  Asbury Automotive Group, Inc.:
      8,100,000       8% due 3/15/2014                                8,282,250
      1,660,000       7.625% due 3/15/2017 (e)                        1,664,150
      5,150,000   AutoNation, Inc., 7.356% due 4/15/2013 (a)          5,201,500
      1,350,000   Cooper-Standard Automotive, Inc., 7%
                    due 12/15/2012                                    1,258,875
                  Ford Motor Company:
      1,680,000       7.45% due 7/16/2031                             1,299,900
      4,500,000       8.90% due 1/15/2032                             3,937,500
                  Ford Motor Credit Co.:
      5,290,000       5.80% due 1/12/2009                             5,189,209
      1,540,000       5.70% due 1/15/2010                             1,474,197
      6,490,000       8.105% due 1/13/2012 (a)                        6,344,124
      1,500,000   General Motors Acceptance Corp., 6.75%
                    due 12/01/2014                                    1,474,638
      2,180,000   General Motors Corp., 8.375% due 7/15/2033          1,956,550
                  The Goodyear Tire & Rubber Co.:
      1,090,000       9.14% due 12/01/2009 (a)(e)                     1,094,087
        960,000       7.857% due 8/15/2011                            1,004,400
     10,035,000       8.625% due 12/01/2011 (e)                      10,787,625
      1,550,000       4% due 6/15/2034 (c)                            4,082,313
      2,136,000   Keystone Automotive Operations, Inc., 9.75%
                    due 11/01/2013                                    2,077,260
      6,515,000   Lear Corp., 8.75% due 12/01/2016                    6,221,825
      2,190,000   Metaldyne Corp., 10% due 11/01/2013                 2,239,275
      6,375,000   Tenneco Automotive, Inc., 8.625%
                    due 11/15/2014                                    6,645,938
      2,100,000   Titan International, Inc., 8% due 1/15/2012 (e)     2,160,375
      5,255,000   United Auto Group, Inc., 7.75%
                    due 12/15/2016 (e)                                5,307,550
                                                                 --------------
                                                                    101,990,041

Broadcasting--2.7%

      6,255,000   Barrington Broadcasting Group LLC, 10.50%
                    due 8/15/2014 (e)                                 6,567,750
      3,300,000   LIN Television Corp. Series B, 6.50%
                    due 5/15/2013                                     3,229,875
      1,820,000   Nexstar Finance, Inc., 7% due 1/15/2014             1,747,200



           Face
         Amount   Corporate Bonds                                         Value

Broadcasting (concluded)

USD  17,175,000   Paxson Communications Corp., 8.606%
                    due 1/15/2012 (a)(e)                         $   17,561,438
      3,500,000   Umbrella Acquisition, 9.75% due 3/15/2015 (e)       3,486,875
      7,925,000   Young Broadcasting, Inc., 10% due 3/01/2011         7,806,125
                                                                 --------------
                                                                     40,399,263

Cable--International--0.8%

     11,225,000   NTL Cable Plc, 9.125% due 8/15/2016                11,842,375

Cable--U.S.--5.3%

     16,950,000   CCH I LLC, 11% due 10/01/2015                      17,585,625
                  Cablevision Systems Corp. Series B:
      2,810,000       9.82% due 4/01/2009 (a)                         2,978,600
      2,875,000       8% due 4/15/2012                                2,918,125
      6,760,000   Charter Communications Holdings II LLC,
                    10.25% due 9/15/2010                              7,130,725
      1,920,000   DirecTV Holdings LLC, 8.375% due 3/15/2013          2,023,200
      9,200,000   EchoStar DBS Corp., 7.125% due 2/01/2016            9,499,000
                  Intelsat Bermuda Ltd. (a)(e):
      1,030,000       11.354% due 6/15/2013                           1,104,675
      6,530,000       8.872% due 1/15/2015                            6,660,600
      9,475,000   Intelsat Subsidiary Holding Co. Ltd., 8.625%
                    due 1/15/2015                                    10,138,250
      1,692,000   Loral Spacecom Corp., 14%
                    due 11/15/2015                                    1,947,915
                  PanAmSat Corp.:
      4,737,000       9% due 8/15/2014                                5,127,803
      5,500,000       9% due 6/15/2016 (e)                            6,056,875
      2,775,000   Quebecor Media, Inc., 7.75% due 3/15/2016           2,851,313
      3,275,000   Rainbow National Services LLC, 10.375%
                    due 9/01/2014 (e)                                 3,663,906
                                                                 --------------
                                                                     79,686,612

Chemicals--5.8%

      3,100,000   American Pacific Corp., 9% due 2/01/2015 (e)        3,119,375
      3,175,000   BCP Crystal Holdings Corp., 9.625%
                    due 6/15/2014                                     3,606,546
                  Equistar Chemicals LP:
      2,375,000       8.75% due 2/15/2009                             2,475,937
      6,050,000       10.625% due 5/01/2011                           6,382,750
      3,785,000   Hexion US Finance Corp., 9.75%
                    due 11/15/2014 (e)                                3,969,519
      5,965,000   Ineos Group Holdings Plc, 8.50%
                    due 2/15/2016 (e)                                 5,711,488
      3,055,000   Innophos, Inc., 8.875% due 8/15/2014                3,161,925
      4,195,000   Lyondell Chemical Co., 8.25% due 9/15/2016          4,488,650
                  MacDermid, Inc.:
      7,950,000       9.125% due 7/15/2011                            8,332,634
      2,325,000       9.50% due 4/15/2017 (e)                         2,383,125
      6,750,000   Millennium America, Inc., 9.25%
                    due 6/15/2008                                     7,003,125
                  Momentive Performance Materials, Inc. (e):
        300,000       9.75% due 12/01/2014                              309,000
      9,480,000       10.125% due 12/01/2014 (g)                      9,859,200
      3,850,000       11.50% due 12/01/2016                           3,946,250
                  NOVA Chemicals Corp.:
      1,755,000       6.50% due 1/15/2012                             1,671,638
      4,070,000       8.502% due 11/15/2013 (a)                       4,049,650



BLACKROCK HIGH INCOME FUND OF BLACKROCK BOND FUND, INC.          MARCH 31, 2007



Schedule of Investments (continued)                           (in U.S. dollars)


           Face
         Amount   Corporate Bonds                                         Value

Chemicals (concluded)

USD   9,930,000   Omnova Solutions, Inc., 11.25%
                    due 6/01/2010                                $   10,550,625
EUR   1,125,000   Rockwood Specialties Group, Inc., 7.625%
                    due 11/15/2014                                    1,566,695
USD   3,600,000   Terra Capital, Inc., 7% due 2/01/2017 (e)           3,582,000
                                                                 --------------
                                                                     86,170,132

Consumer--Non-Durables--1.1%

      5,925,000   American Greetings Corp., 7.375%
                    due 6/01/2016                                     6,110,156
      9,275,000   Levi Strauss & Co., 8.875% due 4/01/2016            9,924,250
                                                                 --------------
                                                                     16,034,406

Diversified Media--6.7%

                  Affinion Group, Inc.:
      1,230,000       10.125% due 10/15/2013                          1,340,700
      2,540,000       11.50% due 10/15/2015                           2,794,000
      1,700,000   CBD Media Holdings LLC, 9.25% due 7/15/2012         1,780,750
      3,505,000   CanWest Media, Inc., 8% due 9/15/2012               3,627,675
      4,700,000   Dex Media, Inc., 8% due 11/15/2013                  4,923,250
      4,150,000   Dex Media West LLC, 9.875% due 8/15/2013            4,528,687
      6,805,000   Idearc Inc., 8% due 11/15/2016 (e)                  7,000,644
     18,025,000   Liberty Media Corp., 0.75% due 3/30/2023 (c)       21,111,781
      1,350,000   Network Communications, Inc.,10.75%
                    due 12/01/2013                                    1,378,688
                  Nielsen Finance LLC (e):
     11,300,000     10% due 8/01/2014                                12,317,000
      1,070,000     11.62% due 8/01/2016 (l)                            749,000
     13,635,000   Primedia, Inc., 8% due 5/15/2013                   14,112,225
      6,225,000   Quebecor World Capital Corp., 8.75%
                    due 3/15/2016 (e)                                 6,302,813
      2,500,000   Quebecor World, Inc., 9.75% due 1/15/2015 (e)       2,625,000
                  RH Donnelley Corp.:
      2,050,000       6.875% due 1/15/2013                            1,993,625
      3,900,000       Series A-2, 6.875% due 1/15/2013                3,792,750
      3,100,000   Universal City Florida Holding Co. I, 10.11%
                    due 5/01/2010 (a)                                 3,196,875
      5,800,000   World Color Press, Inc., 6% due 10/01/2007 (c)      5,749,250
                                                                 --------------
                                                                     99,324,713

Energy--Exploration & Production--2.2%

      2,625,000   Berry Petroleum Co., 8.25% due 11/01/2016           2,611,875
      3,275,000   Chaparral Energy, Inc., 8.50% due 12/01/2015        3,234,062
      4,880,000   Compton Petroleum Finance Corp., 7.625%
                    due 12/01/2013                                    4,770,200
      1,750,000   Denbury Resources, Inc., 7.50% due 12/15/2015       1,767,500
      8,300,000   OPTI Canada, Inc., 8.25% due 12/15/2014 (e)         8,632,000
      5,840,000   Sabine Pass LNG LP, 7.50% due 11/30/2016 (e)        5,883,800
      5,530,000   Stone Energy Corp., 8.106%
                    due 7/15/2010 (a)(e)                              5,530,000
                                                                 --------------
                                                                     32,429,437



           Face
         Amount   Corporate Bonds                                         Value

Energy--Other--5.1%

USD   7,390,000   Aleris International, Inc., 9%
                    due 12/15/2014 (e)(g)                        $    7,569,413
      2,650,000   Copano Energy LLC, 8.125% due 3/01/2016             2,742,750
      2,345,000   El Paso Production Holding Co., 7.75%
                    due 6/01/2013                                     2,450,525
      2,230,000   KCS Energy, Inc., 7.125% due 4/01/2012              2,207,700
      3,300,000   North American Energy Partners, Inc., 8.75%
                    due 12/01/2011                                    3,366,000
     18,000,000   Petrobras International Finance Co., 7.75%
                    due 9/15/2014                                    20,133,000
     21,048,332   Petroleum Export Ltd. II, 6.34%
                    due 6/20/2011 (d)(e)                             20,811,539
     10,700,000   SemGroup LP, 8.75% due 11/15/2015 (e)              10,860,500
                  Tennessee Gas Pipeline Co.:
      2,460,000       7% due 3/15/2027                                2,627,452
      2,660,000       7.625% due 4/01/2037                            3,056,271
                                                                 --------------
                                                                     75,825,150

Financial--0.8%

      4,190,000   American Real Estate Partners LP, 7.125%
                    due 2/15/2013                                     4,137,625
      8,000,000   American Real Estate Partners LP, 7.125%
                    due 2/15/2013 (e)                                 7,900,000
        255,000   NCO Group, Inc., 10.23% due 11/15/2013 (a)(e)         255,638
                                                                 --------------
                                                                     12,293,263

Food & Tobacco--0.6%

      3,200,000   AmeriQual Group LLC, 9.50% due 4/01/2012 (e)        3,336,000
     20,000,000   DGS International Finance Co., 10%
                    due 6/01/2007 (e)(i)                                100,000
      2,150,000   Del Monte Corp., 8.625% due 12/15/2012              2,236,000
      2,730,000   Swift & Co., 12.50% due 1/01/2010                   2,866,500
                                                                 --------------
                                                                      8,538,500

Gaming--4.2%

        910,000   Belden CDT, Inc., 7% due 3/15/2017 (e)                928,220
      8,750,000   Boyd Gaming Corp., 7.125% due 2/01/2016             8,575,000
      3,025,000   CCM Merger, Inc., 8% due 8/01/2013 (e)              3,040,125
      1,425,000   Caesars Entertainment, Inc., 8.125%
                    due 5/15/2011                                     1,508,719
                  Galaxy Entertainment Finance Co. Ltd. (e):
      1,425,000       10.354% due 12/15/2010 (a)                      1,505,156
      1,800,000       9.875% due 12/15/2012                           1,966,500
      4,890,000   Greektown Holdings, 10.75%
                    due 12/01/2013 (e)                                5,232,300
      2,180,000   Harrah's Operating Co., Inc., 5.75%
                    due 10/01/2017                                    1,803,950
      5,965,000   Little Traverse Bay Bands of Odawa Indians,
                    10.25% due 2/15/2014 (e)                          6,143,950
      5,775,000   MGM Mirage, 6.75% due 4/01/2013                     5,731,688
        945,000   Poster Financial Group, Inc., 8.75%
                    due 12/01/2011                                      982,800
      1,175,000   Snoqualmie Entertainment Authority, 9.15%
                    due 2/01/2014 (a)(e)                              1,195,563
                  Station Casinos, Inc.:
      4,625,000       7.75% due 8/15/2016                             4,746,406
      3,600,000       6.625% due 3/15/2018                            3,204,000
      5,050,000   Tropicana Entertainment, 9.625%
                    due 12/15/2014 (e)                                5,068,938
     10,500,000   Wynn Las Vegas LLC, 6.625% due 12/01/2014          10,395,000
                                                                 --------------
                                                                     62,028,315



BLACKROCK HIGH INCOME FUND OF BLACKROCK BOND FUND, INC.          MARCH 31, 2007



Schedule of Investments (continued)                           (in U.S. dollars)


           Face
         Amount   Corporate Bonds                                         Value

Health Care--3.2%

USD   3,970,000   Accellent, Inc., 10.50% due 12/01/2013         $    4,108,950
      7,770,000   Angiotech Pharmaceuticals, Inc., 9.11%
                    due 12/01/2013 (a)(e)                             7,935,112
      5,000,000   The Cooper Cos., Inc., 7.125%
                    due 2/15/2015 (e)                                 5,075,000
      1,650,000   HealthSouth Corp., 10.75% due 6/15/2016 (e)         1,794,375
      3,050,000   Select Medical Corp., 7.625% due 2/01/2015          2,745,000
                  Tenet Healthcare Corp.:
      6,775,000       9.875% due 7/01/2014                            6,842,750
      1,085,000       9.25% due 2/01/2015                             1,074,150
      3,310,000       6.875% due 11/15/2031                           2,614,900
     10,375,000   US Oncology, Inc., 10.75% due 8/15/2014            11,568,125
      4,000,000   Ventas Realty, LP, 9% due 5/01/2012                 4,500,000
                                                                 --------------
                                                                     48,258,362

Housing--3.4%

      8,115,000   Ashton Woods USA LLC, 9.50% due 10/01/2015          7,729,537
      7,925,000   Building Materials Corp. of America, 7.75%
                    due 8/01/2014                                     7,786,312
                  Esco Corp. (e):
      2,810,000       8.625% due 12/15/2013                           2,978,600
      1,110,000       9.23% due 12/15/2013 (a)                        1,154,400
      3,975,000   Goodman Global Holding Co., Inc., 7.875%
                    due 12/15/2012                                    3,994,875
      4,360,000   Nortek, Inc., 8.50% due 9/01/2014                   4,240,100
      7,035,000   Ply Gem Industries, Inc., 9% due 2/15/2012          6,102,863
     14,000,000   Stanley-Martin Communities LLC, 9.75%
                    due 8/15/2015                                    12,547,500
      4,490,000   Technical Olympic USA, Inc., 8.75%
                    due 4/01/2011 (e)                                 4,164,475
        680,000   Texas Industries, Inc., 7.25% due 7/15/2013           700,400
                                                                 --------------
                                                                     51,399,062

Information Technology--4.2%

                  Amkor Technology, Inc.:
      1,730,000       7.75% due 5/15/2013                             1,695,400
      8,015,000       9.25% due 6/01/2016                             8,355,637
      3,450,000   BMS Holdings, Inc., 12.40%
                    due 2/15/2012 (a)(e)(g)                           3,359,648
        735,000   Compagnie Generale de Geophysique SA,
                    7.50% due 5/15/2015                                 757,050
      5,335,000   Compagnie Generale de Geophysique-Veritas,
                    7.75% due 5/15/2017                               5,561,737
                  Freescale Semiconductor, Inc. (e):
     19,310,000       9.125% due 12/15/2014 (g)                      19,165,175
        955,000       9.23% due 12/15/2014 (a)                          952,612
        383,460   iPayment Investors LP, 12.75%
                    due 7/15/2014 (e)(g)                                392,088
      4,130,000   Nortel Networks Ltd., 9.606%
                    due 7/15/2011 (a)(e)                              4,419,100
      3,180,000   Sanmina-SCI Corp., 8.125% due 3/01/2016             2,989,200
                  SunGard Data Systems, Inc.:
      8,105,000       9.125% due 8/15/2013                            8,692,613
        400,000       10.25% due 8/15/2015                              436,500
      6,220,000   Telcordia Technologies, Inc., 10%
                    due 3/15/2013 (e)                                 5,815,700
                                                                 --------------
                                                                     62,592,460



           Face
         Amount   Corporate Bonds                                         Value

Leisure--0.8%

USD   2,340,000   Great Canadian Gaming Corp., 7.25%
                    due 2/15/2015 (e)                            $    2,354,625
      8,145,000   Host Marriott LP, 6.75% due 6/01/2016               8,206,088
                  Travelport, Inc. (e):
        230,000       9.875% due 9/01/2014                              240,925
      1,545,000       9.985% due 9/01/2014 (a)                        1,575,900
                                                                 --------------
                                                                     12,377,538

Manufacturing--4.2%

      1,810,000   American Railcar Industries, Inc., 7.50%
                    due 3/01/2014 (e)                                 1,859,775
      6,675,000   Caue Finance Ltd., 8.875% due 8/01/2015 (e)         7,576,125
        350,000   Fedders North America, Inc., 9.875%
                    due 3/01/2014                                       186,375
      8,158,000   Invensys Plc, 9.875% due 3/15/2011 (e)              8,780,048
      7,840,000   Jarden Corp., 7.50% due 5/01/2017                   7,918,400
      9,620,000   NXP B.V., 9.50% due 10/15/2015 (e)                  9,932,650
      1,505,000   RBS Global, Inc., 8.875% due 9/01/2016 (e)          1,520,050
                  RBS Global, Inc. and Rexnord Corp.:
      1,090,000       9.50% due 8/01/2014                             1,133,600
      6,440,000       11.75% due 8/01/2016 (e)                        6,914,950
        900,000   Sensata Technologies, 8% due 5/01/2014                894,375
     15,325,000   Superior Essex Communications LLC, 9%
                    due 4/15/2012                                    15,823,063
                                                                 --------------
                                                                     62,539,411

Metal--Other--3.8%

                  Freeport-McMoRan Copper & Gold, Inc.:
      7,200,000       8.564% due 4/01/2015 (a)                        7,569,000
     15,290,000       8.375% due 4/01/2017                           16,532,312
      9,425,000   Indalex Holding Corp. Series B, 11.50%
                    due 2/01/2014                                     9,754,875
      7,475,000   Novelis, Inc., 7.25% due 2/15/2015                  7,904,813
      6,900,000   RathGibson, Inc., 11.25% due 2/15/2014              7,279,500
      7,720,000   Southern Copper Corp., 6.375% due 7/27/2015         7,911,572
                                                                 --------------
                                                                     56,952,072

Packaging--1.4%

                  Berry Plastics Holding Corp.:
      4,890,000       8.875% due 9/15/2014                            5,000,025
      5,825,000       9.23% due 9/15/2014 (a)                         5,970,625
      1,930,000   Impress Holdings B.V., 8.481%
                    due 9/15/2013 (a)(e)                              1,973,425
        625,000   Owens-Illinois, Inc., 7.35% due 5/15/2008             628,125
      2,550,000   Packaging Dynamics Finance Corp., 10%
                    due 5/01/2016 (e)                                 2,626,500
      4,485,000   Pregis Corp.,12.375% due 10/15/2013 (e)             4,933,500
                                                                 --------------
                                                                     21,132,200



BLACKROCK HIGH INCOME FUND OF BLACKROCK BOND FUND, INC.          MARCH 31, 2007



Schedule of Investments (continued)                           (in U.S. dollars)


           Face
         Amount   Corporate Bonds                                         Value

Paper--4.6%

USD  21,000,000   APP Finance II Mauritius Ltd, 12% (c)(i)        $     105,000
                  Abitibi-Consolidated, Inc.:
      2,245,000       8.55% due 8/01/2010                             2,273,062
      3,305,000       6% due 6/20/2013                                2,809,250
        235,000       8.375% due 4/01/2015                              220,900
        860,000       8.85% due 8/01/2030                               765,400
     11,025,000   Ainsworth Lumber Co. Ltd., 7.25%
                    due 10/01/2012                                    8,130,937
      3,325,000   Boise Cascade LLC, 7.125% due 10/15/2014            3,291,750
      7,205,000   Bowater Canada Finance, 7.95%
                    due 11/15/2011                                    7,006,862
     10,550,000   Domtar, Inc., 7.125% due 8/15/2015                 10,497,250
      3,906,000   Graphic Packaging International Corp., 9.50%
                    due 8/15/2013                                     4,155,007
                  NewPage Corp.:
      6,475,000       11.61% due 5/01/2012 (a)                        7,082,031
     10,525,000       12% due 5/01/2013                              11,419,625
      3,384,383   PT Pabrik Kertas Tjiwa Kimia Tranche B, 3.783%
                    due 4/28/2018 (e)                                 1,759,879
      4,501,000   Smurfit Kappa Funding Plc, 9.625%
                    due 10/01/2012                                    4,782,313
      3,910,000   Smurfit-Stone Container Enterprises, Inc., 8%
                    due 3/15/2017 (e)                                 3,822,025
                                                                 --------------
                                                                     68,121,291

Retail--4.6%

      4,015,000   Buffets, Inc., 12.50% due 11/01/2014                4,175,600
      1,570,000   Burlington Coat Factory Warehouse Corp.,
                    11.125% due 4/15/2014                             1,601,400
                  General Nutrition Centers, Inc. (e):
      8,340,000       9.85% due 3/15/2014 (g)                         8,135,251
      6,740,000       10.75% due 3/15/2015                            6,706,533
                  Michaels Stores, Inc. (e):
      6,100,000       10% due 11/01/2014                              6,527,000
      9,640,000       11.375% due 11/01/2016                         10,387,100
                  Neiman Marcus Group, Inc.:
      5,250,000       9% due 10/15/2015 (g)                           5,748,750
      6,125,000       10.375% due 10/15/2015                          6,829,375
      5,930,000   Rite Aid Corp., 7.50% due 3/01/2017                 5,855,875
     11,200,000   Southern States Cooperative, Inc., 10.50%
                    due 11/01/2010 (e)                               11,872,000
                                                                 --------------
                                                                     67,838,884

Service--3.3%

      1,500,000   Ahern Rentals, Inc., 9.25% due 8/15/2013            1,565,625
      9,000,000   Ashtead Capital, Inc., 9% due 8/15/2016 (e)         9,585,000
      4,000,000   Ashtead Holdings Plc, 8.625%
                    due 8/01/2015 (e)                                 4,180,000
                  Avis Budget Car Rental LLC (e):
      2,400,000       7.625% due 5/15/2014                            2,448,000
        250,000       7.86% due 5/15/2014 (a)                           255,000
      1,900,000   Buhrmann US, Inc., 8.25% due 7/01/2014              1,919,000
      2,025,000   Corrections Corp. of America, 6.75%
                    due 1/31/2014                                     2,060,437



           Face
         Amount   Corporate Bonds                                         Value

Service (concluded)

USD   3,135,000   DI Finance Series B, 9.50% due 2/15/2013       $    3,338,775
      6,075,000   Dycom Industries, Inc., 8.125% due 10/15/2015       6,378,750
      1,555,000   Mac-Gray Corp., 7.625% due 8/15/2015                1,586,100
      2,750,000   Mobile Services Group, Inc., 9.75%
                    due 8/01/2014 (e)                                 2,908,125
      1,600,000   PNA Intermediate Holding Corp., 12.36%
                    due 2/15/2013 (a)(e)                              1,640,000
      5,610,000   Sally Holdings LLC, 10.50% due 11/15/2016 (e)       5,764,275
      3,300,000   United Rentals North America, Inc., 7.75%
                    due 11/15/2013                                    3,390,750
                  Yankee Acquisition Corp. (e):
      1,300,000       8.50% due 2/15/2015                             1,316,250
      2,010,000       9.75% due 2/15/2017                             2,035,125
                                                                 --------------
                                                                     50,371,212

Steel--0.7%

      9,000,000   CSN Islands VIII Corp., 9.75%
                    due 12/16/2013 (e)                               10,260,000

Telecommunications--2.7%

      1,525,000   ADC Telecommunications, Inc., 5.729%
                    due 6/15/2013 (a)(c)                              1,471,625
      2,145,000   Cincinnati Bell, Inc., 7.25% due 7/15/2013          2,225,437
        935,000   Citizens Communications Co., 6.25%
                    due 1/15/2013                                       927,987
      3,605,000   ProtoStar I Ltd., 12.50%
                    due 10/15/2012 (a)(c)(e)                          3,821,300
      9,300,000   Qwest Corp., 7.50% due 10/01/2014                   9,811,500
      8,750,000   Time Warner Telecom Holdings, Inc., 9.25%
                    due 2/15/2014                                     9,362,500
     11,800,000   Windstream Corp., 8.125% due 8/01/2013             12,773,500
                                                                 --------------
                                                                     40,393,849

Transportation--0.4%

      1,770,000   Britannia Bulk Plc, 11% due 12/01/2011 (e)          1,716,900
      3,750,000   Navios Maritime Holdings, Inc., 9.50%
                    due 12/15/2014 (e)                                3,904,688
                                                                 --------------
                                                                      5,621,588

Utility--5.4%

      4,050,000   The AES Corp., 7.75% due 3/01/2014                  4,252,500
      6,625,000   AES Dominicana Energia Finance SA, 11%
                    due 12/13/2015 (e)                                6,823,750
      1,895,000   CenterPoint Energy, Inc. Series B, 3.75%
                    due 5/15/2023 (c)                                 3,017,788
        605,000   Conexant Systems, Inc., 9.11%
                    due 11/15/2010 (a)(e)                               624,662
      3,375,000   Edison Mission Energy, 7.75% due 6/15/2016          3,518,437
     10,575,000   Mirant North America LLC, 7.375%
                    due 12/31/2013                                   10,839,375
                  NRG Energy, Inc.:
      2,635,000       7.25% due 2/01/2014                             2,700,875
     12,650,000       7.375% due 2/01/2016                           12,997,875
      4,000,000   NSG Holdings LLC, 7.75% due 12/15/2025 (e)          4,180,000



BLACKROCK HIGH INCOME FUND OF BLACKROCK BOND FUND, INC.          MARCH 31, 2007



Schedule of Investments (continued)                           (in U.S. dollars)


           Face
         Amount   Corporate Bonds                                         Value

Utility (concluded)

USD  18,345,000   Reliant Energy, Inc., 9.50% due 7/15/2013      $   19,973,119
      3,900,000   Sierra Pacific Resources, 8.625%
                    due 3/15/2014                                     4,218,747
      4,521,753   Tenaska Alabama Partners LP, 7%
                    due 6/30/2021 (d)(e)                              4,550,548
      3,005,000   Transcontinental Gas Pipe Line Corp.
                    Series B, 8.875% due 7/15/2012                    3,418,189
                                                                 --------------
                                                                     81,115,865

Wireless Communications--4.0%

EUR   3,104,028   BCM Ireland Preferred Equity Ltd., 10.597%
                    due 2/15/2017 (e)(g)                              4,084,302
                  Centennial Communications Corp.:
USD   3,210,000       11.099% due 1/01/2013 (a)                       3,378,525
      2,260,000       8.125% due 2/01/2014                            2,333,450
      4,535,000   Cricket Communications, Inc., 9.375%
                    due 11/01/2014 (e)                                4,807,100
                  Digicel Group Ltd. (e):
      2,670,000       8.875% due 1/15/2015                            2,589,900
      6,570,000       9.125% due 1/15/2015 (g)                        6,290,775
      3,110,000   FiberTower Corp., 9% due 11/15/2012 (c)(e)          3,506,525
      8,045,000   MetroPCS Wireless, Inc., 9.25%
                    due 11/01/2014 (e)                                8,507,588
                  Orascom Telecom Finance SCA:
        920,000       7.875% due 2/08/2014                              906,200
      1,610,000       7.875% due 2/08/2014 (e)                        1,585,850
      7,560,000   Rural Cellular Corp., 8.25% due 3/15/2012           7,900,200
     12,205,000   West Corp., 11% due 10/15/2016 (e)                 12,876,275
                                                                 --------------
                                                                     58,766,690

                  Total Corporate Bonds
                  (Cost--$1,330,596,194)--89.4%                   1,333,222,530



         Shares
           Held   Common Stocks (h)

Cable--U.S.--0.9%

        257,398   Loral Space & Communications Ltd.                  13,096,410

Information Technology--0.8%

        599,223   Cypress Semiconductor Corp.                        11,115,588

Manufacturing--1.0%

        852,625   Medis Technologies Ltd.                            14,417,889

Paper--0.1%

      1,610,897   Western Forest Products, Inc.                       2,860,406

Telecommunications--0.0%

              2   PTV, Inc.                                               1,000

                  Total Common Stocks
                  (Cost--$75,565,179)--2.8%                          41,491,293



           Face
         Amount   Floating Rate Loan Interests (m)                        Value

Energy--Exploration & Production--0.3%

USD   2,250,000   Sandridge Energy Term Loan, 8.975%
                    due 3/01/2014                                $    2,275,313
      2,400,000   Sandridge Energy Term Loan, 8.625%
                    due 3/01/2015                                     2,436,000
                                                                 --------------
                                                                      4,711,313

Food & Tobacco--0.2%

      2,990,000   S&C Holdco 2, Inc. Term Loan, 8%
                    due 3/19/2010                                     2,691,000

Leisure--1.1%

      5,230,000   Easton-Bell Sports Inc. Term Loan B, 11.39%
                    due 5/01/2012                                     5,099,250
     11,500,000   Travelport, Inc. Term Loan, 12.35%
                    due 3/22/2012                                    11,126,250
                                                                 --------------
                                                                     16,225,500

Paper--0.2%

      3,800,000   Verso Paper Holdings LLC Term Loan B, 11.57%
                    due 2/01/2013                                     3,814,250

                  Total Floating Rate Loan Interests
                  (Cost--$26,851,550)--1.8%                          27,442,063



         Shares
           Held   Preferred Stocks

Cable--U.S.--0.2%

         14,083   Loral Spacecom Corp. Series A, 12% (g)              2,899,344

Energy--Exploration & Production--0.7%

          2,010   EXCO Resources, Inc., 7% (c)                        2,010,000
          8,310   EXCO Resources, Inc., 11%                           8,310,000
                                                                 --------------
                                                                     10,320,000

Telecommunications--0.0%

            130   PTV, Inc. Series A, 10%                                   520

                  Total Preferred Stocks
                  (Cost--$13,106,270)--0.9%                          13,219,864



                  Warrants (b)

Diversified Media--0.0%

        117,980   Virgin Media, Inc. (expires 1/10/2011)                 75,507

Health Care--0.0%

        201,408   HealthSouth Corp. (expires 1/16/2014)                 161,276

Paper--0.0%

          4,000   Mandra Forestry Finance Ltd.
                    (expires 5/15/2013)                                       0

Wireless Communications--0.2%

          3,600   American Tower Corp. (expires 8/01/2008)            1,974,384

                  Total Warrants (Cost--$526,647)--0.2%               2,211,167



BLACKROCK HIGH INCOME FUND OF BLACKROCK BOND FUND, INC.          MARCH 31, 2007



Schedule of Investments (continued)                           (in U.S. dollars)


     Beneficial
       Interest   Other Interests (f)                                     Value

Cable--U.S.--0.0%

USD  25,500,000   Adelphia Recovery Trust                        $      102,000

                  Total Other Interests
                  (Cost--$102,000)--0.0%                                102,000



     Beneficial
       Interest   Short-Term Securities                                   Value

USD  54,364,027   BlackRock Liquidity Series, LLC
                    Cash Sweep Series, 5.26% (j)(k)              $   54,364,027

                  Total Short-Term Securities
                  (Cost--$54,364,027)--3.6%                          54,364,027

Total Investments (Cost--$1,501,111,867*)--98.7%                  1,472,052,944
Other Assets Less Liabilities--1.3%                                  19,018,355
                                                                 --------------
Net Assets--100.0%                                               $1,491,071,299
                                                                 ==============


  * The cost and unrealized appreciation (depreciation) of investments, as of March 31, 2007, as computed for federal income tax purposes, were as follows:

    Aggregate cost                               $    1,504,137,053
                                                 ==================
    Gross unrealized appreciation                $       54,165,013
    Gross unrealized depreciation                      (86,249,122)
                                                 ------------------
    Net unrealized depreciation                  $     (32,084,109)
                                                 ==================

(a) Floating rate security.

(b) Warrants entitle the Fund to purchase a predetermined number of shares of common stock and are non-income producing. The purchase price and number of shares are subject to adjustment under certain conditions until the expiration date.

(c) Convertible security.

(d) Subject to principal paydowns.

(e) The security may be offered and sold to "qualified institutional buyers" under Rule 144A of the Securities Act of 1933.

(f) Other interests represent beneficial interest in liquidation trusts and other reorganization entities and are non-income producing.

(g) Represents a pay-in-kind security which may pay interest/dividends in additional face/shares.

(h) Non-income producing security.

(i) Non-income producing security; issuer filed for bankruptcy or is in default of interest payments.

(j) Investments in companies considered to be an affiliate of the Fund, for purposes of Section 2(a)(3) of the Investment Company Act of 1940, were as follows:

                                                  Net              Interest
    Affiliate                                   Activity            Income

    BlackRock Liquidity Series, LLC
       Cash Sweep Series                     $(54,231,919)        $1,882,254


(k) Represents the current yield as of March 31, 2007.

(l) Represents a step bond; the interest rate shown reflects the effective yield at the time of purchase.

(m) Floating Rate Loan Interests in which the Fund invests generally pay interest at rates that are periodically redetermined by reference to a base lending rate plus a premium. These base lending rates are generally
    (i) the lending rate offered by one or more major European banks, such as LIBOR (London InterBank Offered Rate), (ii) the prime rate offered by one or more major U.S. banks or (iii) the certificate of deposit rate.

  o For Fund compliance purposes, the Fund's industry classifications refer to any one or more of the industry sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by Fund management. This definition may not apply for purposes of this report, which may combine industry sub-classifications for reporting ease. Industries are shown as a percent of net assets.

  o Currency Abbreviations:
       EUR   Euro
       USD   U.S. Dollar



BLACKROCK HIGH INCOME FUND OF BLACKROCK BOND FUND, INC.          MARCH 31, 2007



Schedule of Investments (concluded)                           (in U.S. dollars)



  o Swaps entered into as of March 31, 2007 were as follows:


                                                                  Unrealized
                                                    Notional     Appreciation
                                                     Amount     (Depreciation)

    Sold credit default protection on Novelis Inc.
    and receive 1.4%

    Broker, JPMorgan Chase
    Expires January 2008                            $3,750,000    $     7,361

    Sold credit default protection on Ford Motor
    Company and receive 3.8%

    Broker, JPMorgan Chase
    Expires March 2010                              $6,000,000      (146,760)

    Sold credit default protection on Ford Motor
    Company and receive 4.2%

    Broker, Deutsche Bank Corporation
    Expires March 2010                              $6,000,000       (85,080)

    Sold credit default protection on Ford Motor
    Company and receive 4.7%

    Broker, Deutsche Bank
    Expires June 2010                               $7,000,000         56,959

    Sold credit default protection on Primedia, Inc.
    and receive 2.45%

    Broker, Lehman Brothers Special Finance
    Expires March 2012                              $4,000,000      (105,644)
                                                                  -----------
    Total                                                         $ (273,164)
                                                                  ===========

    See Notes to Financial Statements.



BLACKROCK HIGH INCOME FUND OF BLACKROCK BOND FUND, INC.          MARCH 31, 2007


Statement of Assets and Liabilities

As of March 31, 2007 (Unaudited)
Assets

       Investments in unaffiliated securities, at value (identified cost--$1,446,747,840)                         $ 1,417,688,917
       Investments in affiliated securities, at value (identified cost--$54,364,027)                                   54,364,027
       Foreign cash (cost--$13,536,435)                                                                                13,558,677
       Unrealized appreciation on swaps                                                                                    64,320
       Receivables:
           Interest                                                                            $    27,997,318
           Capital shares sold                                                                       7,295,965
           Securities sold                                                                           6,146,579
           Paydowns                                                                                     43,878
           Swaps                                                                                        42,873         41,526,613
                                                                                               ---------------
       Prepaid expenses and other assets                                                                                   41,093
                                                                                                                  ---------------
       Total assets                                                                                                 1,527,243,647
                                                                                                                  ---------------

Liabilities

       Unrealized depreciation on swaps                                                                                   337,484
       Bank overdraft                                                                                                   2,002,205
       Payables:
           Securities purchased                                                                     20,492,414
           Dividends to shareholders                                                                 9,178,159
           Capital shares redeemed                                                                   2,462,478
           Investment adviser                                                                          544,270
           Distributor                                                                                 505,837
           Other affiliates                                                                            103,439         33,286,597
                                                                                               ---------------
       Accrued expenses                                                                                                   546,062
                                                                                                                  ---------------
       Total liabilities                                                                                               36,172,348
                                                                                                                  ---------------

Net Assets

       Net assets                                                                                                 $ 1,491,071,299
                                                                                                                  ===============

Net Assets Consist of

       Institutional Common Stock, $.10 par value, 500,000,000 shares authorized                                  $     6,573,268
       Investor A Common Stock, $.10 par value, 500,000,000 shares authorized                                          11,441,629
       Investor B Common Stock, $.10 par value, 1,500,000,000 shares authorized                                         4,220,099
       Investor C Common Stock, $.10 par value, 200,000,000 shares authorized                                             707,298
       Investor C1 Common Stock, $.10 par value, 200,000,000 shares authorized                                          5,071,256
       Paid-in capital in excess of par                                                                             3,492,097,439
       Undistributed investment income--net                                                    $    19,285,940
       Accumulated realized capital losses--net                                                (2,018,992,384)
       Unrealized depreciation--net                                                               (29,333,246)
                                                                                               ---------------
       Total accumulated losses--net                                                                              (2,029,039,690)
                                                                                                                  ---------------
       Net Assets                                                                                                 $ 1,491,071,299
                                                                                                                  ===============

Net Asset Value

       Institutional--Based on net assets of $349,593,202 and 65,732,681 shares outstanding                       $          5.32
                                                                                                                  ===============
       Investor A--Based on net assets of $609,067,353 and 114,416,294 shares outstanding                         $          5.32
                                                                                                                  ===============
       Investor B--Based on net assets of $224,697,311 and 42,200,987 shares outstanding                          $          5.32
                                                                                                                  ===============
       Investor C--Based on net assets of $37,670,975 and 7,072,976 shares outstanding                            $          5.33
                                                                                                                  ===============
       Investor C1--Based on net assets of $270,042,458 and 50,712,556 shares outstanding                         $          5.32
                                                                                                                  ===============

       See Notes to Financial Statements.



BLACKROCK HIGH INCOME FUND OF BLACKROCK BOND FUND, INC.          MARCH 31, 2007


Statement of Operations

For the Six Months Ended March 31, 2007 (Unaudited)
Investment Income

       Interest (including $1,882,254 from affiliates)                                                            $    59,048,628
       Dividends                                                                                                          162,031
       Securities lending--net                                                                                              7,964
       Other                                                                                                              208,691
                                                                                                                  ---------------
       Total income                                                                                                    59,427,314
                                                                                                                  ---------------

Expenses

       Investment advisory fees                                                                $     3,067,854
       Service and distribution fees--Investor C1                                                    1,091,523
       Service and distribution fees--Investor B                                                       948,736
       Service fees--Investor A                                                                        736,747
       Transfer agent fees--Investor A                                                                 410,821
       Accounting services                                                                             264,395
       Transfer agent fees--Institutional                                                              239,923
       Transfer agent fees--Investor C1                                                                222,235
       Transfer agent fees--Investor B                                                                 197,891
       Service and distribution fees--Investor C                                                        90,743
       Printing and shareholder reports                                                                 84,804
       Professional fees                                                                                68,066
       Custodian fees                                                                                   47,570
       Registration fees                                                                                46,072
       Pricing fees                                                                                     23,184
       Transfer agent fees--Investor C                                                                  16,166
       Directors' fees and expenses                                                                     13,560
       Other                                                                                            48,040
                                                                                               ---------------
       Total expenses                                                                                                   7,618,330
                                                                                                                  ---------------
       Investment income--net                                                                                          51,808,984
                                                                                                                  ---------------

Realized & Unrealized Gain (Loss)--Net

       Realized gain (loss) on:
           Investments--net                                                                        (5,977,414)
           Swaps--net                                                                                  148,806
           Foreign currency transactions--net                                                           12,723        (5,815,885)
                                                                                               ---------------
       Change in unrealized appreciation/depreciation on:
           Investments--net                                                                         63,148,167
           Swaps--net                                                                                (273,164)
           Foreign currency transactions--net                                                          (1,337)         62,873,666
                                                                                               ---------------    ---------------
       Total realized and unrealized gain--net                                                                         57,057,781
                                                                                                                  ---------------
       Net Increase in Net Assets Resulting from Operations                                                       $   108,866,765
                                                                                                                  ===============

       See Notes to Financial Statements.



BLACKROCK HIGH INCOME FUND OF BLACKROCK BOND FUND, INC.          MARCH 31, 2007


Statements of Changes in Net Assets

                                                                                                 For the Six         For the
                                                                                                 Months Ended       Year Ended
                                                                                                March 31, 2007    September 30,
Increase (Decrease) in Net Assets:                                                               (Unaudited)           2006
Operations

       Investment income--net                                                                  $    51,808,984    $   102,310,089
       Realized loss--net                                                                          (5,815,885)       (88,341,102)
       Change in unrealized appreciation/depreciation--net                                          62,873,666        108,656,816
                                                                                               ---------------    ---------------
       Net increase in net assets resulting from operations                                        108,866,765        122,625,803
                                                                                               ---------------    ---------------

Dividends to Shareholders

       Investment income--net:
           Institutional                                                                          (12,740,922)       (24,990,275)
           Investor A                                                                             (21,174,278)       (37,287,226)
           Investor B                                                                              (8,428,798)       (23,723,534)
           Investor C                                                                                (582,754)                 --
           Investor C1                                                                             (9,018,774)       (16,536,098)
                                                                                               ---------------    ---------------
       Net decrease in net assets resulting from dividends to shareholders                        (51,945,526)      (102,537,133)
                                                                                               ---------------    ---------------

Capital Share Transactions

       Net decrease in net assets derived from capital share transactions                         (10,704,830)       (53,634,271)
                                                                                               ---------------    ---------------

Redemption Fees

       Redemption fees                                                                                   7,057             10,741
                                                                                               ---------------    ---------------

Net Assets

       Total increase (decrease) in net assets                                                      46,223,466       (33,534,860)
       Beginning of period                                                                       1,444,847,833      1,478,382,693
                                                                                               ---------------    ---------------
       End of period*                                                                          $ 1,491,071,299    $ 1,444,847,833
                                                                                               ===============    ===============
           * Undistributed investment income--net                                              $    19,285,940    $    19,422,482
                                                                                               ===============    ===============

             See Notes to Financial Statements.



BLACKROCK HIGH INCOME FUND OF BLACKROCK BOND FUND, INC.          MARCH 31, 2007


Financial Highlights

                                                                                          Institutional

                                                 For the Six
The following per share data and ratios          Months Ended
have been derived from information              March 31, 2007                   For the Year Ended September 30,
provided in the financial statements.            (Unaudited)       2006         2005           2004         2003          2002
Per Share Operating Performance

Net asset value, beginning of period            $      5.12   $      5.04   $      5.15   $      4.92   $      4.05   $      4.73
                                                -----------   -----------   -----------   -----------   -----------   -----------
Investment income--net                                .19++         .38++         .40++         .37++         .39++           .47
Realized and unrealized gain (loss)--net              .20**         .08**       (.09)**         .24**           .89         (.68)
                                                -----------   -----------   -----------   -----------   -----------   -----------
Total from investment operations                        .39           .46           .31           .61          1.28         (.21)
                                                -----------   -----------   -----------   -----------   -----------   -----------
Less dividends from investment income--net            (.19)         (.38)         (.42)         (.38)         (.41)         (.47)
                                                -----------   -----------   -----------   -----------   -----------   -----------
Net asset value, end of period                  $      5.32   $      5.12   $      5.04   $      5.15   $      4.92   $      4.05
                                                ===========   ===========   ===========   ===========   ===========   ===========
Total Investment Return***

Based on net asset value per share               7.79%+++++         9.54%         6.05%     12.63%+++        32.42%       (5.16%)
                                                ===========   ===========   ===========   ===========   ===========   ===========
Ratios Based on Average Net Assets

Expenses                                              .64%*          .64%          .60%          .64%          .61%          .62%
                                                ===========   ===========   ===========   ===========   ===========   ===========
Investment income--net                               7.42%*         7.55%         7.75%         7.33%         8.69%        10.21%
                                                ===========   ===========   ===========   ===========   ===========   ===========

Supplemental Data

Net assets, end of period (in thousands)        $   349,593   $   333,995   $   341,122   $   539,484   $   471,771   $   377,623
                                                ===========   ===========   ===========   ===========   ===========   ===========
Portfolio turnover                                   50.75%        77.08%        67.06%       102.54%       106.52%        46.18%
                                                ===========   ===========   ===========   ===========   ===========   ===========

      * Annualized.

     ** Includes a redemption fee, which is less than $.01 per share.

    *** Total investment returns exclude the effects of any sales charges.

     ++ Based on average shares outstanding.

    +++ Fund Asset Management, L.P. (an affiliate) reimbursed the Fund in connection with the write-off of an uncollectible interest receivable amount. The reimbursement had no impact on total investment return.

  +++++ Aggregate total investment return.

        See Notes to Financial Statements.



BLACKROCK HIGH INCOME FUND OF BLACKROCK BOND FUND, INC.          MARCH 31, 2007


Financial Highlights (continued)

                                                                                            Investor A

                                                 For the Six
The following per share data and ratios          Months Ended
have been derived from information              March 31, 2007                   For the Year Ended September 30,
provided in the financial statements.            (Unaudited)       2006         2005           2004         2003          2002
Per Share Operating Performance

Net asset value, beginning of period            $      5.12   $      5.05   $      5.15   $      4.92   $      4.05   $      4.74
                                                -----------   -----------   -----------   -----------   -----------   -----------
Investment income--net                                .19++         .37++         .39++         .36++         .38++           .46
Realized and unrealized gain (loss)--net             .20***        .06***      (.09)***        .23***           .89         (.69)
                                                -----------   -----------   -----------   -----------   -----------   -----------
Total from investment operations                        .39           .43           .30           .59          1.27         (.23)
                                                -----------   -----------   -----------   -----------   -----------   -----------
Less dividends from investment income--net            (.19)         (.36)         (.40)         (.36)         (.40)         (.46)
                                                -----------   -----------   -----------   -----------   -----------   -----------
Net asset value, end of period                  $      5.32   $      5.12   $      5.05   $      5.15   $      4.92   $      4.05
                                                ===========   ===========   ===========   ===========   ===========   ===========

Total Investment Return**

Based on net asset value per share               7.66%+++++         9.06%         5.99%     12.35%+++        32.13%       (5.60%)
                                                ===========   ===========   ===========   ===========   ===========   ===========

Ratios Based on Average Net Assets

Expenses                                              .89%*          .89%          .85%          .89%          .86%          .86%
                                                ===========   ===========   ===========   ===========   ===========   ===========
Investment income--net                               7.17%*         7.29%         7.58%         7.09%         8.39%         9.93%
                                                ===========   ===========   ===========   ===========   ===========   ===========

Supplemental Data

Net assets, end of period (in thousands)        $   609,067   $   551,649   $   488,006   $   471,585   $   411,467   $   274,069
                                                ===========   ===========   ===========   ===========   ===========   ===========
Portfolio turnover                                   50.75%        77.08%        67.06%       102.54%       106.52%        46.18%
                                                ===========   ===========   ===========   ===========   ===========   ===========

      * Annualized.

     ** Total investment returns exclude the effects of sales charges.

    *** Includes a redemption fee, which is less than $.01 per share.

     ++ Based on average shares outstanding.

    +++ Fund Asset Management, L.P. (an affiliate) reimbursed the Fund in connection with the write-off of an uncollectible interest receivable amount. The reimbursement had no impact on total investment return.

  +++++ Aggregate total investment return.

        See Notes to Financial Statements.



BLACKROCK HIGH INCOME FUND OF BLACKROCK BOND FUND, INC.          MARCH 31, 2007


Financial Highlights (continued)

                                                                                            Investor B

                                                 For the Six
The following per share data and ratios          Months Ended
have been derived from information              March 31, 2007                   For the Year Ended September 30,
provided in the financial statements.            (Unaudited)       2006         2005           2004         2003          2002
Per Share Operating Performance

Net asset value, beginning of period            $      5.12   $      5.05   $      5.15   $      4.92   $      4.05   $      4.74
                                                -----------   -----------   -----------   -----------   -----------   -----------
Investment income--net                                .17++         .34++         .36++         .34++         .36++           .43
Realized and unrealized gain (loss)--net             .20***        .07***      (.08)***        .23***           .88         (.69)
                                                -----------   -----------   -----------   -----------   -----------   -----------
Total from investment operations                        .37           .41           .28           .57          1.24         (.26)
                                                -----------   -----------   -----------   -----------   -----------   -----------
Less dividends from investment income--net            (.17)         (.34)         (.38)         (.34)         (.37)         (.43)
                                                -----------   -----------   -----------   -----------   -----------   -----------
Net asset value, end of period                  $      5.32   $      5.12   $      5.05  $       5.15   $      4.92   $      4.05
                                                ===========   ===========   ===========   ===========   ===========   ===========

Total Investment Return**

Based on net asset value per share               7.38%+++++         8.49%         5.44%     11.77%+++        31.45%       (6.09%)
                                                ===========   ===========   ===========   ===========   ===========   ===========

Ratios to Average Net Assets

Expenses                                             1.40%*         1.42%         1.37%         1.40%         1.39%         1.39%
                                                ===========   ===========   ===========   ===========   ===========   ===========
Investment income--net                               6.65%*         6.78%         6.99%         6.57%         8.00%         9.52%
                                                ===========   ===========   ===========   ===========   ===========   ===========
Supplemental Data


Net assets, end of period (in thousands)        $   224,697   $   284,787   $   428,812   $   648,270   $   852,371   $   894,051
                                                ===========   ===========   ===========   ===========   ===========   ===========
Portfolio turnover                                   50.75%        77.08%        67.06%       102.54%       106.52%        46.18%
                                                ===========   ===========   ===========   ===========   ===========   ===========

      * Annualized.

     ** Total investment returns exclude the effects of sales charges.

    *** Includes a redemption fee, which is less than $.01 per share.

     ++ Based on average shares outstanding.

    +++ Fund Asset Management, L.P. (an affiliate) reimbursed the Fund in connection with the write-off of an uncollectible interest receivable amount. The reimbursement had no impact on total investment return.

  +++++ Aggregate total investment return.

        See Notes to Financial Statements.



BLACKROCK HIGH INCOME FUND OF BLACKROCK BOND FUND, INC.          MARCH 31, 2007


Financial Highlights (continued)

                                                                                                                  Investor C

                                                                                                                 For the Period
                                                                                                              October 2, 2006++++
The following per share data and ratios have been derived                                                      to March 31, 2007
from information provided in the financial statements.                                                            (Unaudited)
Per Share Operating Performance

Net asset value, beginning of period                                                                                  $      5.13
                                                                                                                      -----------
Investment income--net                                                                                                      .14++
Realized and unrealized gain--net                                                                                          .23***
                                                                                                                      -----------
Total from investment operations                                                                                              .37
                                                                                                                      -----------
Less dividends from investment income--net                                                                                  (.17)
                                                                                                                      -----------
Net asset value, end of period                                                                                        $      5.33
                                                                                                                      ===========

Total Investment Return**

Based on net asset value per share                                                                                       7.21%+++
                                                                                                                      ===========

Ratios to Average Net Assets

Expenses                                                                                                                   1.68%*
                                                                                                                      ===========
Investment income--net                                                                                                     6.39%*
                                                                                                                      ===========

Supplemental Data

Net assets, end of period (in thousands)                                                                              $    37,671
                                                                                                                      ===========
Portfolio turnover                                                                                                         50.75%
                                                                                                                      ===========

      * Annualized.

     ** Total investment returns exclude the effects of sales charges.

    *** Includes a redemption fee, which is less than $.01 per share.

     ++ Based on average shares outstanding.

   ++++ Commencement of operations.

    +++ Aggregate total investment return.

        See Notes to Financial Statements.



BLACKROCK HIGH INCOME FUND OF BLACKROCK BOND FUND, INC.          MARCH 31, 2007


Financial Highlights (concluded)

                                                                                           Investor C1

                                                 For the Six
The following per share data and ratios          Months Ended
have been derived from information              March 31, 2007                   For the Year Ended September 30,
provided in the financial statements.            (Unaudited)       2006         2005           2004         2003          2002
Per Share Operating Performance

Net asset value, beginning of period            $      5.12   $      5.05   $      5.15   $      4.92   $      4.05   $      4.74
                                                -----------   -----------   -----------   -----------   -----------   -----------
Investment income--net                                .17++         .34++         .36++         .33++         .35++           .43
Realized and unrealized gain (loss)--net             .20***        .08***      (.09)***        .23***           .89         (.69)
                                                -----------   -----------   -----------   -----------   -----------   -----------
Total from investment operations                        .37           .42           .27           .56          1.24         (.26)
                                                -----------   -----------   -----------   -----------   -----------   -----------
Less dividends from investment income--net            (.17)         (.35)         (.37)         (.33)         (.37)         (.43)
                                                -----------   -----------   -----------   -----------   -----------   -----------
Net asset value, end of period                  $      5.32   $      5.12   $      5.05   $      5.15   $      4.92   $      4.05
                                                ===========   ===========   ===========   ===========   ===========   ===========

Total Investment Return**

Based on net asset value per share               7.35%+++++         8.42%         5.38%     11.72%+++        31.38%       (6.14%)
                                                ===========   ===========   ===========   ===========   ===========   ===========

Ratios to Average Net Assets

Expenses                                             1.46%*         1.48%         1.43%         1.46%         1.44%         1.44%
                                                ===========   ===========   ===========   ===========   ===========   ===========
Investment income--net                               6.59%*         6.70%         7.00%         6.53%         7.88%         9.37%
                                                ===========   ===========   ===========   ===========   ===========   ===========

Supplemental Data

Net assets, end of period (in thousands)        $   270,042   $   274,416   $   220,443   $   191,203   $   177,568   $   147,198
                                                ===========   ===========   ===========   ===========   ===========   ===========
Portfolio turnover                                   50.75%        77.08%        67.06%       102.54%       106.52%        46.18%
                                                ===========   ===========   ===========   ===========   ===========   ===========

      * Annualized.

     ** Total investment returns exclude the effects of sales charges.

    *** Includes a redemption fee, which is less than $.01 per share.

     ++ Based on average shares outstanding.

    +++ Fund Asset Management, L.P. (an affiliate) reimbursed the Fund in connection with the write-off of an uncollectible interest receivable amount. The reimbursement had no impact on total investment return.

  +++++ Aggregate total investment return.

        See Notes to Financial Statements.



BLACKROCK HIGH INCOME FUND OF BLACKROCK BOND FUND, INC.          MARCH 31, 2007



Notes to Financial Statements (Unaudited)


1. Significant Accounting Policies:
BlackRock High Income Fund (the "Fund"), a series of BlackRock Bond Fund, Inc. (the "Bond Fund"), is registered under the Investment Company Act of 1940, as amended, as a diversified, open-end management investment company. The Fund's financial statements are prepared in conformity with U.S. generally accepted accounting principles, which may require the use of management accruals and estimates. Actual results may differ from these estimates. These unaudited financial statements reflect all adjustments, which are, in the opinion of management, necessary to present a fair statement of the results for the interim period. All such adjustments are of a normal, recurring nature. The Fund offers multiple classes of shares. Effective October 2, 2006, Class A, Class B, Class C and Class I Shares were re-designated Investor A, Investor B, Investor C1 and Institutional Shares, respectively. Investor C Shares commenced operations on October 2, 2006. Investor A Shares are sold with a front-end sales charge. Shares of Investor B, Investor C and Investor C1 may be subject to a contingent deferred sales charge. Institutional Shares are sold only to certain eligible investors. All classes of shares have identical voting, dividend, liquidation and other rights and the same terms and conditions, except that Investor A, Investor B, Investor C and Investor C1 Shares bear certain expenses related to the shareholder servicing of such shares, and Investor B, Investor C and Investor C1 Shares also bear certain expenses related to the distribution of such shares. Each class has exclusive voting rights with respect to matters relating to its shareholder servicing and distribution expenditures (except that Investor B shareholders may vote on certain changes to the Investor A distribution plan). Income, expenses (other than expenses attributable to a specific class) and realized and unrealized gains and losses are allocated daily to each class based on its relative net assets. The following is a summary of significant accounting policies followed by the Fund.

(a) Valuation of investments--Debt securities are traded primarily in the over-the-counter ("OTC") markets and are valued at the last available bid price in the OTC market or on the basis of values obtained by a pricing service. As of October 2, 2006, floating rate loan interests are valued at the mean between the last available bid prices from one or more brokers or dealers as obtained from Loan Pricing Corporation. Previously, floating rate loan interests were valued at the mean between the last available bid and asked prices as obtained from the same pricing source. This change had no significant effect on the valuation of these loans. Pricing services use valuation matrixes that incorporate both dealer-supplied valuations and valuation models. The procedures of the pricing service and its valuations are reviewed by the officers of the Bond Fund under the general direction of the Board of Directors. Such valuations and procedures will be reviewed periodically by the Board of Directors of the Bond Fund. Financial futures contracts and options thereon, which are traded on exchanges, are valued at their closing prices as of the close of such exchanges. Options written or purchased are valued at the last sale price in the case of exchange-traded options. Options traded in the OTC market are valued at the last asked price (options written) or the last bid price (options purchased). Swap agreements are based upon quoted fair valuations received daily by the Fund from a pricing service or counterparty. Valuation of short-term investment vehicles is generally based on the net asset value of the underlying investment vehicle or amortized cost. Repurchase agreements are valued at cost plus accrued interest. Investments in open-end investment companies are valued at their net asset value each business day. Securities and other assets for which market quotations are not readily available are valued at fair value as determined in good faith by or under the direction of the Board of Directors of the Bond Fund.

Equity securities that are held by the Fund, which are traded on stock exchanges or the NASDAQ Global Market, are valued at the last sale price or official close price on the exchange, as of the close of business on the day the securities are being valued or, lacking any sales, at the last available bid price for long positions, and at the last available asked price for short positions. In cases where equity securities are traded on more than one exchange, the securities are valued on the exchange designated as the primary market by or under the authority of the Board of Directors of the Bond Fund. Long positions traded in the OTC market, NASDAQ Capital Market or Bulletin Board are valued at the last available bid price obtained from one or more dealers or pricing services approved by the Board of Directors of the Bond Fund. Short positions traded in the OTC market are valued at the last available asked price. Portfolio securities that are traded both in the OTC market and on a stock exchange are valued according to the broadest and most representative market.



BLACKROCK HIGH INCOME FUND OF BLACKROCK BOND FUND, INC.          MARCH 31, 2007



Notes to Financial Statements (continued)


Generally, trading in foreign securities, as well as U.S. government securities, money market instruments and certain fixed income securities, is substantially completed each day at various times prior to the close of business on the New York Stock Exchange ("NYSE"). The values of such securities used in computing the net asset value of the Fund's shares are determined as of such times. Foreign currency exchange rates will generally be determined prior to the close of business on the NYSE. Occasionally, events affecting the values of such securities and such exchange rates may occur between the times at which they are determined and the close of business on the NYSE that may not be reflected in the computation of the Fund's net asset value. If events (for example, a company announcement, market volatility or a natural disaster) occur during such periods that are expected to materially affect the value of such securities, those securities will be valued at their fair value as determined in good faith by the Bond Fund's Board of Directors or by BlackRock Advisors, LLC (the "Manager"), an indirect, wholly owned subsidiary of BlackRock, Inc., using a pricing service and/or procedures approved by the Bond Fund's Board of Directors.

(b) Derivative financial instruments--The Fund may engage in various portfolio investment strategies both to increase the return of the Fund and to hedge, or protect, its exposure to interest rate movements and movements in the securities markets. Losses may arise due to changes in the value of the contract due to an unfavorable change in the price of the underlying security or index, or if the counterparty does not perform under the contract.

* Financial futures contracts--The Fund may purchase or sell financial futures contracts and options on such financial futures contracts. Financial futures contracts are contracts for delayed delivery of securities at a specific future date and at a specific price or yield. Upon entering into a contract, the Fund deposits, and maintains, as collateral such initial margin as required by the exchange on which the transaction is effected. Pursuant to the contract, the Fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in value of the contract. Such receipts or payments are known as variation margin and are recorded by the Fund as unrealized gains or losses. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

* Options--The Fund may purchase and write call and put options. When the Fund writes an option, an amount equal to the premium received by the Fund is reflected as an asset and an equivalent liability. The amount of the liability is subsequently marked-to-market to reflect the current market value of the option written. When a security is purchased or sold through an exercise of an option, the related premium paid (or received) is added to (or deducted from) the basis of the security acquired or deducted from (or added to) the proceeds of the security sold. When an option expires (or the Fund enters into a closing transaction), the Fund realizes a gain or loss on the option to the extent of the premiums received or paid (or loss or gain to the extent the cost of the closing transaction exceeds the premium paid or received).

Written and purchased options are non-income producing investments.

* Swaps--The Fund may enter into swap agreements, which are OTC contracts in which the Fund and a counterparty agree to make periodic net payments on a specified notional amount. The net payments can be made for a set period of time or may be triggered by a predetermined credit event. The net periodic payments may be based on a fixed or variable interest rate; the change in market value of a specified security, basket of securities, or index; or the return generated by a security. These periodic payments received or made by the Fund are recorded in the accompanying Statement of Operations as realized gains or losses, respectively. Gains or losses are realized upon termination of the swap agreements. Swaps are marked-to-market daily and changes in value are recorded as unrealized appreciation (depreciation). Risks include changes in the returns of the underlying instruments, failure of the counterparties to perform under the contracts' terms and the possible lack of liquidity with respect to the swap agreements.



BLACKROCK HIGH INCOME FUND OF BLACKROCK BOND FUND, INC.          MARCH 31, 2007



Notes to Financial Statements (continued)


(c) Foreign currency transactions--Transactions denominated in foreign currencies are recorded at the exchange rate prevailing when recognized. Assets and liabilities denominated in foreign currencies are valued at the exchange rate at the end of the period. Foreign currency transactions are the result of settling (realized) or valuing (unrealized) assets and liabilities expressed in foreign currencies into U.S. dollars. Realized and unrealized gains or losses from investments include the effects of foreign exchange rates on investments. The Fund invests in foreign securities, which may involve a number of risk factors and special considerations not present with investments in securities of U.S. corporations.

(d) Income taxes--It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Therefore, no federal income tax provision is required.

(e) Security transactions and investment income--Security transactions are recorded on the dates the transactions are entered into (the trade dates). Realized gains and losses on security transactions are determined on the identified cost basis. Dividend income is recorded on the ex-dividend dates. Interest income is recognized on the accrual basis. The Fund amortizes all premiums and discounts on debt securities.

(f) Prepaid registration fees--Prepaid registration fees are charged to expense as the related shares are issued.

(g) Dividends and distributions--Dividends from net investment income are declared daily and paid monthly. Distributions of capital gains are recorded on the ex-dividend dates.

(h) Expenses--Certain expenses have been allocated to the individual funds in the Bond Fund on a pro rata basis based upon the respective aggregate net asset value of each fund included in the Bond Fund.

(i) Securities lending--The Fund may lend securities to financial institutions that provide cash or securities issued or guaranteed by the U.S. government as collateral, which will be maintained at all times in an amount equal to at least 100% of the current market value of the loaned securities. The market value of the loaned securities is determined at the close of business of the Fund and any additional required collateral is delivered to the Fund on the next business day. Where the Fund receives securities as collateral for the loaned securities, it collects a fee from the borrower. The Fund typically receives the income on the loaned securities but does not receive the income on the collateral. Where the Fund receives cash collateral, it may invest such collateral and retain the amount earned on such investment, net of any amount rebated to the borrower. Loans of securities are terminable at any time and the borrower, after notice, is required to return borrowed securities within five business days. The Fund may pay reasonable finder's, lending agent, administrative and custodial fees in connection with its loans. In the event that the borrower defaults on its obligation to return borrowed securities because of insolvency or for any other reason, the Fund could experience delays and costs in gaining access to the collateral. The Fund also could suffer a loss where the value of the collateral falls below the market value of the borrowed securities, in the event of borrower default or in the event of losses on investments made with cash collateral.

(j) Short sales--When the Fund engages in a short sale, an amount equal to the proceeds received by the Fund is reflected as an asset and an equivalent liability. The amount of the liability is subsequently marked-to-market to reflect the market value of the short sale. The Fund maintains a segregated account of securities as collateral for the short sales. The Fund is exposed to market risk based on the amount, if any, that the market value of the stock exceeds the market value of the securities in the segregated account. The Fund is required to repay the counterparty any dividends or interest received on the security sold short.

(k) Bank overdraft--The Fund recorded a bank over-draft, which resulted from management estimates of available cash.

(l) Recent accounting pronouncements--In July 2006, the Financial Accounting Standards Board ("FASB") issued Interpretation No. 48 ("FIN 48"), "Accounting for Uncertainty in Income Taxes - an interpretation of FASB Statement No. 109." FIN 48 prescribes the minimum recognition threshold a tax position must meet in connection with accounting for uncertainties in income tax positions taken or expected to be taken by an entity, including mutual funds, before being measured and recognized in the financial statements. Adoption of FIN 48 is required for the last net asset value calculation in the first required financial statement reporting period for fiscal years beginning after December 15, 2006. The impact on the Fund's financial statements, if any, is currently being assessed.



BLACKROCK HIGH INCOME FUND OF BLACKROCK BOND FUND, INC.          MARCH 31, 2007



Notes to Financial Statements (continued)


In September 2006, "Statement of Financial Accounting Standards No. 157, Fair Value Measurements" ("FAS 157"), was issued and is effective for fiscal years beginning after November 15, 2007. FAS 157 defines fair value, establishes a framework for measuring fair value and expands disclosures about fair value measurements. At this time, management is evaluating the implications of FAS 157 and its impact on the Fund's financial statements, if any, has not been determined.

In addition, in February 2007, FASB issued "Statement of Financial Accounting Standards No. 159, The Fair Value Option for Financial Assets and Financial Liabilities" ("FAS 159"), which is effective for fiscal years beginning after November 15, 2007. Early adoption is permitted as of the beginning of a fiscal year that begins on or before November 15, 2007, provided the entity also elects to apply the provisions of FAS 157. FAS 159 permits entities to choose to measure many financial instruments and certain other items at fair value that are not currently required to be measured at fair value. FAS 159 also establishes presentation and disclosure requirements designed to facilitate comparisons between entities that choose different measurement attributes for similar types of assets and liabilities. At this time, management is evaluating the implications of FAS 159 and its impact on the Fund's financial statements, if any, has not been determined.


2. Investment Advisory Agreement and Transactions with Affiliates:
The Investment Advisory Agreement between the Fund and the Manager became effective on September 29, 2006. Prior to September 29, 2006, Fund Asset Management, L.P. ("FAM") was the Fund's manager. The general partner of FAM is Princeton Services, Inc. ("PSI"), an indirect, wholly owned subsidiary of Merrill Lynch & Co., Inc. ("Merrill Lynch") which is the limited partner. Merrill Lynch and The PNC Financial Services Group, Inc. are the principal owners of BlackRock, Inc. The Fund has also entered into separate Distribution Agreements and Distribution Plans with FAM Distributors, Inc. ("FAMD") and BlackRock Distributors, Inc. ("BDI") (collectively, the "Distributor"). FAMD is a wholly owned subsidiary of Merrill Lynch Group, Inc. and BDI is an affiliate of BlackRock, Inc.

The Manager is responsible for the management of the net assets of the Bond Fund's portfolio and provides the necessary personnel, facilities, equipment and certain other services necessary to the operations of the Bond Fund. For such services, the Bond Fund pays a monthly fee with respect to the Fund based upon the aggregate average daily value of the net assets of the Bond Fund and Master Bond Portfolio of Master Bond Trust ("Master Bond Portfolio") at the following annual rates: .55% of the Bond Fund's average daily net assets not exceeding $250 million; .50% of average daily net assets in excess of $250 million but not exceeding $500 million; .45% of average daily net assets in excess of $500 million but not exceeding $750 million; and .40% of average daily net assets in excess of $750 million. For the six months ended March 31, 2007, the aggregate average daily net assets of the Fund and Master Bond Portfolio, was approximately $4,760,074,000.

In addition, the Manager has entered into a Sub-Advisory Agreement with BlackRock Financial Management, Inc., an affiliate of the Manager, under which the Manager pays the Sub-Adviser for services it provides a monthly fee that is a percentage of the management fee paid by the Fund to the Manager. Prior to September 29, 2006, FAM had a Sub-Advisory Agreement with Merrill Lynch Asset Management U.K. Limited ("MLAM U.K."), an affiliate of FAM.

Pursuant to the Distribution Plans adopted by the Bond Fund in accordance with Rule 12b-1 under the Investment Company Act of 1940, the Bond Fund pays the Distributor ongoing service and distribution fees. The fees are accrued daily and paid monthly at annual rates based upon the average daily net assets of the shares of the Fund as follows:


                                             Service      Distribution
                                                 Fee               Fee

Investor A                                      .25%                --
Investor B                                      .25%              .50%
Investor C                                      .25%              .75%
Investor C1                                     .25%              .55%



BLACKROCK HIGH INCOME FUND OF BLACKROCK BOND FUND, INC.          MARCH 31, 2007



Notes to Financial Statements (continued)


Pursuant to sub-agreements with each Distributor, broker dealers, including Merrill Lynch, Pierce, Fenner & Smith Incorporated ("MLPF&S"), a wholly owned subsidiary of Merrill Lynch and an affiliate of each Distributor, provide shareholder servicing and distribution services to the Fund. The ongoing service fee compensates the Distributor and each broker-dealer (including MLPF&S) for providing shareholder services to Investor A, Investor B, Investor C and Investor C1 shareholders. The ongoing distribution fee compensates the Distributor and MLPF&S for providing shareholder and distribution-related services to Investor B, Investor C and Investor C1 shareholders.

For the six months ended March 31, 2007, FAMD and BDI earned underwriting discounts and direct commissions and MLPF&S and BDI earned dealer concessions on sales of the Fund's Investor A Shares as follows:


                                 FAMD         MLPF&S            BDI

Investor A                    $24,005       $295,325         $1,672


For the six months ended March 31, 2007, MLPF&S received contingent deferred sales charges of $48,257, $6,986 and $13,545 relating to transactions in Investor B, Investor C and Investor C1 Shares respectively. Furthermore, MLPF&S received contingent deferred sales charges of $176 relating to transactions subject to front-end sales charge waivers on Investor A Shares.

The Manager maintains a call center, which is responsible for providing certain shareholder services to the Fund, such as responding to shareholder inquiries and processing transactions based upon instructions from shareholders with respect to the subscription and redemption of Fund shares. During the six months ended March 31, 2007, the following amounts have been accrued by the Fund to reimburse BlackRock for costs incurred running the call center, which are a component of the transfer agent fees in the accompanying Statements of Operations.


                                                        Call Center
                                                               Fees

Institutional                                                $1,110
Investor A                                                   $7,486
Investor B                                                   $4,090
Investor C                                                   $  231
Investor C1                                                  $2,888


The Fund has received an exemptive order from the Securities and Exchange Commission permitting it to lend portfolio securities to MLPF&S, or its affiliates. Pursuant to that order, the Fund has retained BlackRock Investment Management, LLC ("BIM"), an affiliate of the Manager, as the securities lending agent for a fee based on a share of the returns on investment of cash collateral. Prior to September 29, 2006, BIM was organized as Merrill Lynch Investment Managers, LLC ("MLIM, LLC"), an affiliate of FAM, which was the securities lending agent. BIM may, on behalf of the Fund, invest cash collateral received by the Fund for such loans, among other things, in a private investment company managed by the Manager or in registered money market funds advised by the Manager or its affiliates. For the six months ended March 31, 2007, BIM received $3,413 in securities lending agent fees.

For the six months ended March 31, 2007, the Fund reimbursed the Manager $23,868 for certain accounting services.

PFPC Inc., an indirect, wholly owned subsidiary of PNC and an affiliate of the Manager, is the Fund's transfer agent.

Certain officers and/or directors of the Bond Fund are officers and/or directors of BlackRock, Inc. or its affiliates.


3. Investments:
Purchases and sales of investments (including paydowns), excluding short-term securities, for the six months ended March 31, 2007 were $760,870,157 and $708,356,681, respectively.


4. Capital Share Transactions:
Net decrease in net assets derived from capital share transactions was $10,704,830 and $53,634,271 for the six months ended March 31, 2007 and the year ended September 30, 2006, respectively.
Transactions in capital shares for each class were as follows:


Institutional Shares for the
Six Months Ended                                                 Dollar
March 31, 2007                                Shares             Amount

Shares sold                                4,811,187    $    25,283,052
Shares issued to shareholders in
   reinvestment of dividends               1,894,118          9,931,816
                                     ---------------    ---------------
Total issued                               6,705,305         35,214,868
Shares redeemed                          (6,243,278)       (32,761,586)
                                     ---------------    ---------------
Net increase                                 462,027    $     2,453,282
                                     ===============    ===============



BLACKROCK HIGH INCOME FUND OF BLACKROCK BOND FUND, INC.          MARCH 31, 2007



Notes to Financial Statements (continued)


Institutional Shares for the Year                                Dollar
Ended September 30, 2006                      Shares             Amount

Shares sold                                8,233,396    $    41,762,077
Shares issued to shareholders in
   reinvestment of dividends               2,367,622         11,981,647
                                     ---------------    ---------------
Total issued                              10,601,018         53,743,724
Shares redeemed                         (12,951,824)       (65,497,951)
                                     ---------------    ---------------
Net decrease                             (2,350,806)    $  (11,754,227)
                                     ===============    ===============



Investor A Shares for the
Six Months Ended                                                 Dollar
March 31, 2007                                Shares             Amount

Shares sold                               16,878,087    $    88,142,458
Shares issued to shareholders in
   reinvestment of dividends               2,644,039         13,870,446
                                     ---------------    ---------------
Total issued                              19,522,126        102,012,904
Shares redeemed                         (12,809,120)       (67,317,431)
                                     ---------------    ---------------
Net increase                               6,713,006    $    34,695,473
                                     ===============    ===============



Investor A Shares for the Year                                   Dollar
Ended September 30, 2006                      Shares             Amount

Shares sold                               15,602,097    $    79,184,831
Automatic conversion of shares            15,228,380         77,117,870
Shares issued to shareholders in
   reinvestment of dividends               4,316,720         21,864,061
                                     ---------------    ---------------
Total issued                              35,147,197        178,166,762
Shares redeemed                         (24,093,934)      (122,019,251)
                                     ---------------    ---------------
Net increase                              11,053,263    $    56,147,511
                                     ===============    ===============



Investor B Shares for the
Six Months Ended                                                 Dollar
March 31, 2007                                Shares             Amount

Shares sold                                  934,177    $     4,889,620
Shares issued to shareholders in
   reinvestment of dividends                 843,197          4,420,345
                                     ---------------    ---------------
Total issued                               1,777,374          9,309,965
Shares redeemed                         (15,168,961)       (79,294,362)
                                     ---------------    ---------------
Net decrease                            (13,391,587)    $  (69,984,397)
                                     ===============    ===============



Investor B Shares for the Year                                   Dollar
Ended September 30, 2006                      Shares             Amount

Shares sold                                3,863,778    $    19,599,779
Shares issued to shareholders in
   reinvestment of dividends               2,213,073         11,196,952
                                     ---------------    ---------------
Total issued                               6,076,851         30,796,731
                                     ---------------    ---------------
Automatic conversion of shares          (15,228,380)       (77,117,870)
Shares redeemed                         (20,167,524)      (102,089,045)
                                     ---------------    ---------------
Total redeemed                          (35,395,904)      (179,206,915)
                                     ---------------    ---------------
Net decrease                            (29,319,053)    $ (148,410,184)
                                     ===============    ===============



Investor C Shares for the
Period October 2, 2006++ to                                      Dollar
March 31, 2007                                Shares             Amount

Shares sold                                7,347,198    $    38,520,611
Shares issued to shareholders in
   reinvestment of dividends                  94,883            502,297
                                     ---------------    ---------------
Total issued                               7,442,081         39,022,908
Shares redeemed                            (369,105)        (1,952,440)
                                     ---------------    ---------------
Net increase                               7,072,976    $    37,070,468
                                     ===============    ===============

 ++ Commencement of operations.



Investor C1 Shares for the
Six Months Ended                                                 Dollar
March 31, 2007                                Shares             Amount

Shares sold                                   73,134    $       383,576
Shares issued to shareholders in
   reinvestment of dividends               1,327,595          6,968,449
                                     ---------------    ---------------
Total issued                               1,400,729          7,352,025
Shares redeemed                          (4,248,756)       (22,291,681)
                                     ---------------    ---------------
Net decrease                             (2,848,027)    $  (14,939,656)
                                     ===============    ===============



Investor C1 Shares for the Year                                  Dollar
Ended September 30, 2006                      Shares             Amount

Shares sold                               17,598,060    $    89,312,546
Shares issued to shareholders in
   reinvestment of dividends               2,277,466         11,541,584
                                     ---------------    ---------------
Total issued                              19,875,526        100,854,130
Shares redeemed                          (9,960,233)       (50,471,501)
                                     ---------------    ---------------
Net increase                               9,915,293    $    50,382,629
                                     ===============    ===============



BLACKROCK HIGH INCOME FUND OF BLACKROCK BOND FUND, INC.          MARCH 31, 2007



Notes to Financial Statements (concluded)



The Fund charges a 2% redemption fee on the proceeds (calculated at market value) of a redemption (either by sale or exchange) of Fund shares made within 30 days of purchase or exchange. The redemption fee is paid to the Fund and is intended to offset the trading costs, market impact and other costs associated with short-term trading into and out of the Fund.


5. Short-Term Borrowings:
The Fund, along with certain other funds managed by the Manager and its affiliates, is party to a $500,000,000 credit agreement with a group of lenders. The Fund may borrow under the credit agreement to fund shareholder redemptions and for other lawful purposes other than for leverage. The Fund may borrow up to the maximum amount allowable under the Fund's current prospectus and statement of additional information, subject to various other legal, regulatory or contractual limits. On November 22, 2006, the credit agreement was renewed for one year under substantially the same terms. The Fund pays a commitment fee of .06% per annum based on the Fund's pro rata share of the unused portion of the credit agreement. Amounts borrowed under the credit agreement bear interest at a rate equal to, at each fund's election, the federal funds rate plus .35% or a base rate as defined in the credit agreement. The Fund did not borrow under the credit agreement during the six months ended March 31, 2007.


6. Capital Loss Carryforward:
On September 30, 2006, the Fund had a net capital loss carryforward of $1,921,514,410, of which $74,968,568 expires in 2007, $60,400,417 expires in 2008, $387,766,347 expires in 2009, $187,386,138 expires in 2010, $684,131,730 expires in 2011, $458,613,508 expires in 2012,
$8,631,903 expires in 2013 and $59,615,799 expires in 2014. This amount will be available to offset like amounts of any future taxable gains.



BLACKROCK HIGH INCOME FUND OF BLACKROCK BOND FUND, INC.          MARCH 31, 2007



Officers and Directors


Robert C. Doll, Jr., President and Director
Ronald W. Forbes, Director
Cynthia A. Montgomery, Director
Jean Margo Reid, Director
Roscoe S. Suddarth, Director
Richard R. West, Director
Donald C. Burke, Vice President and Treasurer
Jeffrey Hiller, Fund Chief Compliance Officer
Alice A. Pellegrino, Secretary


Custodian
State Street Bank and Trust Company
P.O. Box 351
Boston, MA 02101


Transfer Agent
PFPC Inc.
Wilmington, DE 19809



Effective January 1, 2007, Edward D. Zinbarg retired as a Director of BlackRock High Income Fund of BlackRock Bond Fund, Inc. The Fund's Board of Directors wishes Mr. Zinbarg well in his retirement.



Effective April 13, 2007, Jeffrey Hiller resigned his position as Chief Compliance Officer of the Fund. Also effective April 13, 2007, Karen Clark was appointed Chief Compliance Officer of the Fund. Ms. Clark has been a Managing Director of BlackRock, Inc. since 2007. She was a Director thereof from 2005 to 2007. Prior to that, Ms. Clark was a principal and senior compliance officer at State Street Global Advisors from 2001 to 2005. Ms. Clark was a principal consultant with PricewaterhouseCoopers, LLP from 1998 to 2001. From 1993 to 1998, Ms. Clark was Branch Chief, Division of Investment Management and Office of Compliance Inspections and Examinations, with the U.S. Securities and Exchange Commission.



BLACKROCK HIGH INCOME FUND OF BLACKROCK BOND FUND, INC.          MARCH 31, 2007



BlackRock Funds


BlackRock Privacy Principles


BlackRock is committed to maintaining the privacy of its current and former fund investors and individual clients (collectively, "Clients") and to safeguarding their nonpublic personal information. The following information is provided to help you understand what personal information BlackRock collects, how we protect that information and why in certain cases we share such information with select parties.

If you are located in a jurisdiction where specific laws, rules or regulations require BlackRock to provide you with additional or different privacy-related rights beyond what is set forth below, then BlackRock will comply with those specific laws, rules or regulations.

BlackRock obtains or verifies personal nonpublic information from and about you from different sources, including the following: (i) information we receive from you or, if applicable, your financial intermediary, on applications, forms or other documents; (ii) information about your transactions with us, our affiliates, or others; (iii) information we receive from a consumer reporting agency; and (iv) from visits to our Web sites.

BlackRock does not sell or disclose to nonaffiliated third parties any nonpublic personal information about its Clients, except as permitted by law or as is necessary to service Client accounts. These nonaffiliated third parties are required to protect the confidentiality and security of this information and to use it only for its intended purpose.

We may share information with our affiliates to service your account or to provide you with information about other BlackRock products or services that may be of interest to you. In addition, BlackRock restricts access to nonpublic personal information about its Clients to those BlackRock employees with a legitimate business need for the information. BlackRock maintains physical, electronic and procedural safeguards that are designed to protect the nonpublic personal information of its Clients, including procedures relating to the proper storage and disposal of such information.



Availability of Additional Information


Electronic copies of most financial reports and prospectuses are available on the Fund's Web site or shareholders can sign up for e-mail notifications of quarterly statements, annual and semi-annual reports and prospectuses by enrolling in the Fund's electronic delivery program.

To enroll:

Shareholders Who Hold Accounts with Investment Advisers, Banks or Brokerages:

Please contact your financial advisor. Please note that not all investment advisers, banks or brokerages may offer this service.

Shareholders Who Hold Accounts Directly with BlackRock:

1) Access the BlackRock Web site at
   http://www.blackrock.com/edelivery

2) Select eDelivery under the More Information section

3) Log into your account


The Fund will mail only one copy of shareholder documents, including prospectuses, annual and semi-annual reports and proxy statements, to shareholders with multiple accounts at the same address. This practice is commonly called "householding" and it is intended to reduce expenses and eliminate duplicate mailings of shareholder documents. Mailings of your shareholder documents may be householded indefinitely unless you instruct us otherwise. If you do not want the mailing of these documents to be combined with those for other members of your household, please contact the Fund at
(800) 441-7762.



BLACKROCK HIGH INCOME FUND OF BLACKROCK BOND FUND, INC.          MARCH 31, 2007



Availability of Additional Information (concluded)


Availability of Proxy Voting Policies and Procedures

The Fund has delegated proxy voting responsibilities to BlackRock and its affiliates, subject to the general over-sight of the Fund's Board of Directors. A description of the policies and procedures that BlackRock and its affiliates use to determine how to vote proxies relating to portfolio securities is available without charge, upon request, on our Web site at www.blackrock.com, by calling (800) 441-7762, or on the Web site of the Securities and Exchange Commission (the "Commission") at http://www.sec.gov.


Availability of Proxy Voting Record

Information on how proxies relating to the Fund's voting securities were voted (if any) by the Fund's previous manager during the most recent 12-month period ended June 30is available, upon request and without charge, on our Web site at www.blackrock.com, by calling (800) 441-7762 or on the Web site of the Commission at http://www.sec.gov.


Availability of Quarterly Portfolio Schedule

The Fund files its complete schedule of portfolio holdings for the first and third quarters of its fiscal year with the Commission on Form N-Q. The Fund's Forms N-Q are available on the Commission's Web site at http://www.sec.gov and may be reviewed and copied at the Commission's Public Reference Room in Washington, D.C. Information regarding the operation of the Public Reference Room may be obtained by calling (800) SEC-0330. The Fund's Forms N-Q may also be obtained upon request, without charge, by calling (800) 441-7762.



Shareholder Privileges


Account Information

Call us at (800) 441-7762 8:00 AM - 6:00 PM EST to get information about your account balances, recent transactions and share prices. You can also reach us on the Web at www.blackrock.com.


Automatic Investment Plans

Investor Class shareholders who want to invest regularly can arrange to have $50 or more automatically deducted from their checking or savings account and invested in any of the BlackRock portfolios.


Systematic Withdrawal Plans

Investor Class shareholders can establish a systematic withdrawal plan and receive periodic payments of $50 or more from their BlackRock portfolios, as long as their account is at least $10,000.


Retirement Plans

Shareholders may make investments in conjunction with Traditional, Rollover, Roth, Coverdell, Simple IRAs, SEP IRAs and 403(b) Plans.



BLACKROCK HIGH INCOME FUND OF BLACKROCK BOND FUND, INC.          MARCH 31, 2007



A World-Class Mutual Fund Family


BlackRock now offers an expanded lineup of open-end mutual funds. Our range includes more than 85 funds crossing all investment styles and managed by experts in equity, fixed income and tax-exempt investing.


Equity Portfolios

BlackRock All-Cap Global Resources Portfolio
BlackRock Aurora Portfolio
BlackRock Asset Allocation Portfolio++
BlackRock Balanced Capital Fund++
BlackRock Basic Value Fund
BlackRock Capital Appreciation Portfolio
BlackRock Developing Capital Markets Fund
BlackRock Equity Dividend Fund
BlackRock EuroFund
BlackRock Focus Twenty Fund
BlackRock Focus Value Fund
BlackRock Fundamental Growth Fund
BlackRock Global Allocation Fund++
BlackRock Global Dynamic Equity Fund
BlackRock Global Financial Services Fund
BlackRock Global Growth Fund
BlackRock Global Opportunities Portfolio
BlackRock Global Resources Portfolio*
BlackRock Global Science & Technology
  Opportunities Portfolio
BlackRock Global SmallCap Fund
BlackRock Global Technology Fund
BlackRock Healthcare Fund
BlackRock Health Sciences Opportunities Portfolio
BlackRock Index Equity Portfolio*
BlackRock International Fund
BlackRock International Index Fund
BlackRock International Opportunities Portfolio*
BlackRock International Value Fund
BlackRock Investment Trust
BlackRock Large Cap Core Fund
BlackRock Large Cap Growth Fund
BlackRock Large Cap Value Fund
BlackRock Latin America Fund
BlackRock Lifecycle Prepared Portfolios++
BlackRock Mid-Cap Growth Equity Portfolio
BlackRock Mid-Cap Value Equity Portfolio
BlackRock Mid Cap Value Opportunities Fund
BlackRock Natural Resources Trust
BlackRock Pacific Fund
BlackRock Prepared Portfolios++
BlackRock Small Cap Core Equity Portfolio
BlackRock Small Cap Growth Equity Portfolio
BlackRock Small Cap Growth Fund II
BlackRock Small Cap Index Fund
BlackRock Small Cap Value Equity Portfolio*
BlackRock Small/Mid-Cap Growth Portfolio
BlackRock S&P 500 Index Fund
BlackRock U.S. Opportunities Portfolio
BlackRock Utilities and Telecommunications Fund
BlackRock Value Opportunities Fund


Fixed Income Portfolios

BlackRock Bond Fund
BlackRock Commodity Strategies Fund
BlackRock Enhanced Income Portfolio
BlackRock GNMA Portfolio
BlackRock Government Income Portfolio
BlackRock High Income Fund
BlackRock High Yield Bond Portfolio
BlackRock Inflation Protected Bond Portfolio
BlackRock Intermediate Bond Portfolio II
BlackRock Intermediate Government
  Bond Portfolio
BlackRock International Bond Portfolio
BlackRock Low Duration Bond Portfolio
BlackRock Managed Income Portfolio
BlackRock Short-Term Bond Fund
BlackRock Total Return Portfolio
BlackRock Total Return Portfolio II
BlackRock World Income Fund


Municipal Bond Portfolios

BlackRock AMT-Free Municipal Bond Portfolio
BlackRock California Insured Municipal Bond Fund
BlackRock Delaware Municipal Bond Portfolio
BlackRock Florida Municipal Bond Fund
BlackRock High Yield Municipal Fund
BlackRock Intermediate Municipal Fund
BlackRock Kentucky Municipal Bond Portfolio
BlackRock Municipal Insured Fund
BlackRock National Municipal Fund
BlackRock New Jersey Municipal Bond Fund
BlackRock New York Municipal Bond Fund
BlackRock Ohio Municipal Bond Portfolio
BlackRock Pennsylvania Municipal Bond Fund
BlackRock Short-Term Municipal Fund


Money Market Portfolios

BlackRock Money Market Portfolio
BlackRock Municipal Money Market Portfolio
BlackRock NC Municipal MM Portfolio
BlackRock NJ Municipal MM Portfolio
BlackRock OH Municipal MM Portfolio
BlackRock PA Municipal MM Portfolio
BlackRock Summit Cash Reserves Fund*
BlackRock U.S. Treasury MM Portfolio
BlackRock VA Municipal MM Portfolio


  * See the prospectus for information on specific limitations on investments in the fund.

 ++ Mixed asset fund.


BlackRock mutual funds are distributed by BlackRock Distributors, Inc. and certain funds are also distributed by FAM Distributors, Inc. You should consider the investment objectives, risks, charges and expenses of the funds under consideration carefully before investing. Each fund's prospectus contains this and other information and is available at www.blackrock.com or by calling 800-882-0052 or from your financial advisor. The prospectus should be read carefully before investing.



BLACKROCK HIGH INCOME FUND OF BLACKROCK BOND FUND, INC.          MARCH 31, 2007



Item 2 -   Code of Ethics - Not Applicable to this semi-annual report

Item 3 - Audit Committee Financial Expert - Not Applicable to this semi-annual report

Item 4 - Principal Accountant Fees and Services - Not Applicable to this semi-annual report

Item 5 -   Audit Committee of Listed Registrants - Not Applicable

Item 6 -   Schedule of Investments - Not Applicable

Item 7 - Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies - Not Applicable

Item 8 - Portfolio Managers of Closed-End Management Investment Companies - Not Applicable

Item 9 - Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers - Not Applicable

Item 10 -  Submission of Matters to a Vote of Security Holders - The
           registrant's Nominating Committee will consider nominees to the Board recommended by shareholders when a vacancy becomes available. Shareholders who wish to recommend a nominee should send nominations which include biographical information and sets forth the qualifications of the proposed nominee to the registrant's Secretary. There have been no material changes to these procedures.

Item 11 -  Controls and Procedures

11(a) - The registrant's certifying officers have reasonably designed such disclosure controls and procedures to ensure material information relating to the registrant is made known to us by others particularly during the period in which this report is being prepared. The registrant's certifying officers have determined that the registrant's disclosure controls and procedures are effective based on our evaluation of these controls and procedures as of a date within 90 days prior to the filing date of this report.

11(b) - There were no changes in the registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the Act
           (17 CFR 270.30a-3(d)) that occurred during the last fiscal half-year of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant's internal control over financial reporting.

Item 12 -  Exhibits attached hereto

12(a)(1) - Code of Ethics - Not Applicable to this semi-annual report

12(a)(2) - Certifications - Attached hereto

12(a)(3) - Not Applicable

12(b) -    Certifications - Attached hereto


Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.


BlackRock High Income Fund of BlackRock Bond Fund, Inc.


By:    /s/ Robert C. Doll, Jr.
       -----------------------
       Robert C. Doll, Jr.,
       Chief Executive Officer of
       BlackRock High Income Fund of BlackRock Bond Fund, Inc.


Date: May 21, 2007


Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.


By:    /s/ Robert C. Doll, Jr.
       -----------------------
       Robert C. Doll, Jr.,
       Chief Executive Officer of
       BlackRock High Income Fund of BlackRock Bond Fund, Inc.


Date: May 21, 2007


By:    /s/ Donald C. Burke
       -------------------
       Donald C. Burke,
       Chief Financial Officer of
       BlackRock High Income Fund of BlackRock Bond Fund, Inc.


Date: May 21, 2007